---------------------
 ANNUAL
---------------------
 REPORT
---------------------
 TAX-FREE
---------------------
 FUNDS
---------------------

Arizona Tax-Free Fund

California Tax-Free
Bond Fund

California Tax-Free
Income Fund

National Tax-Free Fund

Oregon Tax-Free Fund

MARCH 31, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  Arizona Tax-Free Fund                                                        2

  California Tax-Free Bond Fund                                                6

  California Tax-Free Income Fund                                             10

  National Tax-Free Fund                                                      14

  Oregon Tax-Free Fund                                                        18

PORTFOLIOS OF INVESTMENTS

  Arizona Tax-Free Fund                                                       22

  California Tax-Free Bond Fund                                               25

  California Tax-Free Income Fund                                             40

  National Tax-Free Fund                                                      45

  Oregon Tax-Free Fund                                                        50

STAGECOACH FUNDS

  Statement of Assets and Liabilities                                         54

  Statements of Operations                                                    56

  Statements of Changes in Net Assets                                         58

  Financial Highlights                                                        62

  Notes to Financial Statements                                               72

  Independent Auditors' Report                                                85

LIST OF ABBREVIATIONS                                                         86

 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
Welcome to the 1997 Stagecoach Funds Annual Report.

This Report, dated March 31, 1997, comes to you six months after the previous Annual Report dated September 30, 1996. As we explained in the Shareholder Letter at that time, for administrative reasons, the Stagecoach Funds have shifted their financial year-end to March 31. This change does not otherwise affect the operation, nor does it affect the investment objectives, of the Funds.

The recently completed reporting period saw market volatility and the long-expected increase in the federal funds target rate. After months of debate on the rate of economic growth and the potential for increased rates of inflation, the Federal Reserve Board acted in March to raise rates by 0.25%. The Fed's action capped a six month period which showed only modest total return for the fixed-income market.

The equity market, as measured by the Standard & Poor's 500 Index, fell 7.20% in March from its January high. While this environment offered some challenges, we feel that much of the "bad news" has been greatly exaggerated. For example, the S&P 500 Index still enjoyed a 1997 year-to-date return through March 31 of 2.69%. The positive return for the six-month period ended March 31, 1997 was 11.24%. The news is similar concerning the further market correction that occurred after the reporting period. As of early May, the market had recouped much of its March and April losses.

Of course, equity issues do not rise and fall in unison. Large company stocks have fared well recently as investor dollars sought their greater security and reduced volatility. Various sectors such as technology and finance stocks have fluctuated acutely in recent months. Value stocks have outperformed growth stocks, in contrast to recent years.

It is all too easy to be confused by such a variety of returns and apparently conflicting information. That's why it is so important to truly understand the investment philosophies and long-range goals that govern your Fund. We have always felt that the more you understand your investment, the less likely you are to be unduly concerned with short-term developments.

The following pages discuss what factors have affected the returns for the Stagecoach Funds during the reporting period. These commentaries were written for you -- our shareholders -- as part of the Stagecoach Funds commitment to education, information and service as we help you meet your financial goals.

STAGECOACH FUNDS
MAY 1997

                                                           ---------------------

ARIZONA TAX-FREE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 1997?

The total return for Class A shares since September 30, 1996 was 2.18%. The return for Class B shares for the same period was 1.09%. The one-year total returns were 4.54% and 2.69%, respectively. These return figures exclude sales charges.

WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

Returns throughout the fixed-income market were lower in 1996 and early 1997 than in 1995 for a variety of reasons. Chief among them was uncertainty about the rate of inflation during the recent period. Higher inflation erodes profits and often sparks credit tightening by the Federal Reserve. When interest rates increase, the resale value of existing bonds decreases, causing a lower total return for bonds and bond funds. The effect is more pronounced on bonds with longer maturities, which are more sensitive to interest rate fluctuations. The Fund has a flexible investment policy, allowing it to buy bonds of varying maturities as the portfolio manager sees fit. During the most recently completed reporting period, the portfolio manager concentrated investments in the intermediate maturity range throughout the period and was able to avoid some of the losses experienced by longer-maturity funds, yet still maintain income levels.

HOW DID INTEREST RATES AFFECT THE FUND?

Since bond values drop when interest rates rise, investors tend to search for economic indicators which suggest if, when and how the Fed will act. If investors are convinced that rates are going higher, they will often move out of fixed-income and municipal funds before any rate increase. Like many municipal funds during the period, the Fund had to liquidate some assets to meet redemption requests. When many investors are selling and few are buying, the price the sellers can get inevitably drops. But the Fund was able to generate long-range benefits from the interest rate environment. The Fund took the opportunity to sell some more volatile bonds with unfavorable call structures and other bonds that were for various reasons unattractive. We believe this "housekeeping" will help us build a stronger portfolio in the coming months.

WITH THE FEDERAL RESERVE RAISING THE FEDERAL FUNDS TARGET RATE IN EARLY 1997, WHAT IS YOUR INTEREST RATE OUTLOOK?

We believe that additional increases are in store as the Fed attempts to slow the economy and head off inflation. As of the date of this report, we think that the increase will likely amount to 0.25 to 0.50%. We do not expect to see the kind of tightening we saw in 1994 which had such a negative effect on the bond market.

DO YOU ANTICIPATE CHANGES IN THE AVERAGE MATURITY OF THE FUND'S PORTFOLIO?

The Fund's average maturity on March 31, 1997 was 11.3 years. With the small increases in interest rates we expect over the next few months, we

---------------------
2

                                                           ARIZONA TAX-FREE FUND
really see no compelling reason to either extend or shorten the maturity of the Fund's portfolio for now. If we expected the Fed to lower the target rate, then we might extend maturity to capture additional total return. If we thought that rates were going to jump higher than we currently anticipate, we might reduce maturity to protect value. For the moment, we are still comfortable with the intermediate maturity as offering the best combination of income and price protection.

WHAT IS THE STATE'S ECONOMIC OUTLOOK? IS THERE ANY CONTINUED FALLOUT FROM THE SEC'S INVESTIGATION OF MARICOPA COUNTY?

The economic outlook for the state of Arizona remains favorable. Businesses continue to relocate to the state, adding to the state's growth rate. Maricopa County was investigated by the Securities and Exchange Commission for misuse of public funds. Investors, however, only temporarily shunned the county. In part this was because Arizona bond supplies shrank early in 1997 and the need to reinvest January coupons prevailed. Therefore, market participants generally shrugged off the bad publicity. There was no downgrading in the county's debt as a result of the investigation, which was a plus. Maricopa County is the most populous county in the state and Phoenix, the state capital, is located there.

ON THE POLITICAL FRONT, DID THE NOVEMBER ELECTIONS RAISE ANY CONCERNS?

On the national level, tax-reform in general and the flat-tax in particular were quietly taken off the agenda. The difference between expected returns from municipal and Treasury bonds narrowed as a result, although municipal securities still outperformed Treasury bonds for the most recent six-month period. As for Arizona, discussion continued about lowering the state's income tax. Such a move may lower demand for Arizona municipal securities and the after-tax premium they have enjoyed over taxable securities may disappear.

HOW DOES WELLS FARGO'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

Wells Fargo Bank's fixed-income team believes in examining the fundamentals when it comes to an issuer's ability to pay interest and repay principal on a bond. Even in cases where a bond is insured, we reexamine the issue and make our own credit quality determination of the issuer's creditworthiness. There have been instances when we have chosen to take a short-term loss by selling issues rather than risk long-term problems by holding on to an investment we are not truly comfortable with. This approach helps the Fund maintain a portfolio high in credit quality and safety. In the current market, even though higher quality issues may offer lower yields, credit quality spreads have been narrow. This means that investors generally are not rewarded with higher yields sufficient to justify accepting lower credit quality. If the economy slows, we expect this spread to widen with lower quality issues underperforming higher quality ones on a total return basis.

                                                           ---------------------

ARIZONA TAX-FREE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 3/2/92
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                (0.17)%    3.96%      5.26%      5.12%
-------------------------------------------------------------------------------------------
Without Sales Charge                          4.54%      5.56%      6.24%      6.07%

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                               SINCE 3/2/92
AVERAGE ANNUAL TOTAL RETURNS                  1 YEAR     3 YEAR     5 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                     (2.24)%    3.39%      4.72%      4.72%
-------------------------------------------------------------------------------------------
Without Sales Charge                          2.69%      4.30%      5.05%      4.88%
-------------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these or state and local taxes or the alternative minimum tax (AMT).

On September 6, 1996, the Stagecoach Arizona Tax-Free Fund was reorganized as the successor to the Pacifica Arizona Tax-Exempt Fund (10/95 to 9/96) and the Westcore Arizona Intermediate Tax-Free Fund (3/92 to 9/95). Historical performance has been calculated using returns produced by these funds. Class A performance for periods prior to September 6, 1996 reflects Pacifica Investor Class and Westcore Fund performance. Class B performance for periods prior to September 6, 1996, the date the Class B shares were first offered, also reflects such performance but has been adjusted to reflect Class B share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
4

                                                           ARIZONA TAX-FREE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH ARIZONA TAX-FREE    LEHMAN BROTHERS
                FUND CLASS A SHARES      MUNICIPAL BOND INDEX
Inception                        $9,550               $10,000
Mar-92                           $9,522               $10,004
Apr-92                           $9,603               $10,093
May-92                           $9,717               $10,212
Jun-92                           $9,857               $10,384
Jul-92                           $9,896               $10,695
Aug-92                          $10,001               $10,590
Sep-92                          $10,110               $10,659
Oct-92                           $9,996               $10,555
Nov-92                          $10,193               $10,744
Dec-92                          $10,291               $10,853
Jan-93                          $10,456               $10,979
Feb-93                          $10,769               $11,377
Mar-93                          $10,601               $11,256
Apr-93                          $10,692               $11,370
May-93                          $10,737               $11,433
Jun-93                          $10,902               $11,624
Jul-93                          $10,869               $11,639
Aug-93                          $11,095               $11,882
Sep-93                          $11,253               $12,017
Oct-93                          $11,274               $12,040
Nov-93                          $11,195               $11,934
Dec-93                          $11,377               $12,186
Jan-94                          $11,507               $12,325
Feb-94                          $11,208               $12,005
Mar-94                          $10,954               $11,517
Apr-94                          $11,016               $11,615
May-94                          $11,089               $11,716
Jun-94                          $11,048               $11,644
Jul-94                          $11,206               $11,857
Aug-94                          $11,260               $11,899
Sep-94                          $11,148               $11,724
Oct-94                          $10,964               $11,515
Nov-94                          $10,800               $11,307
Dec-94                          $11,001               $11,556
Jan-95                          $11,247               $11,886
Feb-95                          $11,514               $12,231
Mar-95                          $11,607               $12,372
Apr-95                          $11,656               $12,387
May-95                          $11,904               $12,782
Jun-95                          $11,879               $12,670
Jul-95                          $11,997               $12,790
Aug-95                          $12,115               $12,952
Sep-95                          $12,159               $13,034
Oct-95                          $12,272               $13,224
Nov-95                          $12,409               $13,443
Dec-95                          $12,507               $13,573
Jan-96                          $12,602               $13,676
Feb-96                          $12,532               $13,583
Mar-96                          $12,325               $13,409
Apr-96                          $12,333               $13,371
May-96                          $12,283               $13,366
Jun-96                          $12,399               $13,512
Jul-96                          $12,552               $13,633
Aug-96                          $12,506               $13,630
Sep-96                          $12,610               $13,821
Oct-96                          $12,745               $13,977
Nov-96                          $12,988               $14,233
Dec-96                          $12,937               $14,174
Jan-97                          $12,978               $14,200
Feb-97                          $13,060               $14,331
Mar-97                          $12,885               $14,140

THE RETURNS FOR CLASS B SHARES OF THE ARIZONA TAX-FREE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Arizona Tax-Free Fund Class A shares since the inception of the Predecessor Fund with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index of municipal bonds, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 1997?

The total return for Class A shares since September 30, 1996 was 1.98%. The total return for Class B shares for the same period was 1.76%. The one-year total returns were 5.26% and 4.67% for Class A and B shares, respectively. These return figures exclude sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Probably the number one factor affecting the Fund's performance was market movement in interest rates. Interest rates moved higher during the period and resulted in lower bond prices. On a more positive note, issuer refunding of existing bond issues caused some issues to improve in credit quality and increase in value.

HOW DID INTEREST RATES AFFECT THE FUND?

There is always some uncertainty about interest rates. There are numerous economic indicators which often suggest contradictory conclusions about inflation, growth, demand, jobs and many other factors which influence the Federal Reserve's decisions about the federal funds target rate. For most of the period, rates did not change, although speculation shifted back and forth about the timing and severity of any increase. The Fund reacted to this uncertainty by maintaining a neutral stance in an attempt to limit price depreciation if an increase was announced.

WITH THE FED RAISING THE TARGET RATE IN EARLY 1997, WHAT IS YOUR INTEREST RATE OUTLOOK?

We do not expect a prolonged rise in interest rates or that the Fed will tighten aggressively as in 1994. We believe that overall inflation should remain under 3.5%, but late business cycle cost pressures will dominate the bond market's focus.

THE FUND HAS A BROAD MATURITY RANGE. WHAT WAS THE WEIGHTED AVERAGE MATURITY DURING THE PERIOD? WHY?

Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. The Fund's weighted average maturity has recently been a little over 15 years. Adjusted for call features, which is the issuer's ability to repay, or "call" a bond before its maturity, the number drops to below 11 years. These figures are close to the figures for the Lehman Brothers Municipal Bond Index which is our benchmark. Over time, we expect the Fund's average maturity, not adjusted for calls, to decline slightly as we move even closer to our benchmark. This reflects our expectations about interest rates rising somewhat over the next few months.

---------------------
6

                                                   CALIFORNIA TAX-FREE BOND FUND

HOW DOES WELLS FARGO'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

We tend to purchase issues that we believe are above average in credit quality and to avoid new commitments to market sectors which are under stress. This approach helps the Fund maintain a portfolio high in credit quality, which we believe benefits investors.

THE STATE'S ECONOMY APPEARS TO BE STRONG, YET POLITICAL EVENTS SEEM TO THREATEN LOCAL GOVERNMENTS' ABILITIES TO RAISE REVENUE. WHAT CONCERNS DOES THE MUNICIPAL MARKETPLACE HAVE?

The recent passage of California Proposition 218 has in fact reduced the flexibility of local governments to raise revenue. To date, this proposition has had only a minor impact on local credits. However, the situation is a developing one and we will be monitoring the effects of Proposition 218 on local credits on an ongoing basis. The deregulation of the electricity marketplace is also a concern of the municipal bond market. Several California utility issuers were downgraded in 1996 and remain on the watch list for further action.

THE FUND CAN INVEST IN BONDS WITH INTERMEDIATE TO LONG MATURITIES. WHAT ADVANTAGES DOES THIS BROAD RANGE AFFORD INVESTORS?

The flexibility allows the Fund's manager to choose maturities with the best relative value at a particular point in time. When interest rates are expected to drop, the Fund can extend maturity and boost total return. During periods when tightening is expected, the Fund can shorten the average maturity of its portfolio in order to reduce its sensitivity to changes in interest rates while seeking adequate income.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 1/2/92
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       0.57%       4.96%       6.19%       6.01%
---------------------------------------------------------------------------------------
Without Sales Charge                 5.26%       6.59%       7.18%       6.94%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           (0.31)%     7.50%
-------------------------------------------------------------------------------------
Without Sales Charge                                       4.67%       8.71%
-------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these state and local taxes or the alternative minimum tax (AMT).

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
8

                                                   CALIFORNIA TAX-FREE BOND FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 STAGECOACH CALIFORNIA          LEHMAN BROTHERS
               TAX-FREE BOND FUND CLASS A
                         SHARES               MUNICIPAL BOND INDEX
Inception                             $9,550               $10,000
Jan-92                                $9,561               $10,023
Feb-92                                $9,605               $10,026
Mar-92                                $9,605               $10,030
Apr-92                                $9,723               $10,119
May-92                                $9,862               $10,239
Jun-92                               $10,070               $10,411
Jul-92                               $10,447               $10,723
Aug-92                               $10,262               $10,618
Sep-92                               $10,324               $10,687
Oct-92                               $10,027               $10,582
Nov-92                               $10,397               $10,772
Dec-92                               $10,539               $10,882
Jan-93                               $10,670               $11,008
Feb-93                               $11,184               $11,406
Mar-93                               $11,008               $11,285
Apr-93                               $11,148               $11,399
May-93                               $11,228               $11,463
Jun-93                               $11,452               $11,655
Jul-93                               $11,418               $11,670
Aug-93                               $11,747               $11,912
Sep-93                               $11,911               $12,048
Oct-93                               $11,939               $12,071
Nov-93                               $11,734               $11,965
Dec-93                               $11,996               $12,217
Jan-94                               $12,153               $12,357
Feb-94                               $11,813               $12,037
Mar-94                               $11,216               $11,547
Apr-94                               $11,256               $11,645
May-94                               $11,395               $11,746
Jun-94                               $11,292               $11,675
Jul-94                               $11,563               $11,888
Aug-94                               $11,582               $11,930
Sep-94                               $11,355               $11,754
Oct-94                               $11,118               $11,545
Nov-94                               $10,867               $11,336
Dec-94                               $11,123               $11,586
Jan-95                               $11,538               $11,917
Feb-95                               $11,882               $12,263
Mar-95                               $11,996               $12,404
Apr-95                               $11,976               $12,419
May-95                               $12,398               $12,815
Jun-95                               $12,188               $12,703
Jul-95                               $12,273               $12,823
Aug-95                               $12,431               $12,986
Sep-95                               $12,532               $13,068
Oct-95                               $12,749               $13,258
Nov-95                               $12,990               $13,478
Dec-95                               $13,151               $13,608
Jan-96                               $13,230               $13,711
Feb-96                               $13,125               $13,618
Mar-96                               $12,904               $13,444
Apr-96                               $12,825               $13,406
May-96                               $12,835               $13,401
Jun-96                               $12,983               $13,547
Jul-96                               $13,123               $13,669
Aug-96                               $13,133               $13,666
Sep-96                               $13,319               $13,857
Oct-96                               $13,461               $14,014
Nov-96                               $13,731               $14,270
Dec-96                               $13,651               $14,210
Jan-97                               $13,664               $14,237
Feb-97                               $13,793               $14,368
Mar-97                               $13,583               $14,177

THE RETURN FOR CLASS B SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach California Tax-Free Bond Fund Class A shares since their inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index of municipal bonds, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 1997?

The total return for Class A shares since September 30, 1996 was 1.97%. The one-year total return was 3.96%. These return figures exclude sales charges.

WHAT WERE SOME OF THE CHARACTERISTICS OF THE FUND'S PORTFOLIO THAT AFFECTED PERFORMANCE?

Duration, which measures a Fund's sensitivity to interest rate changes, and sector were key. The Fund maintained a fairly short duration due to uncertainty about a pending hike in the federal funds target rate. Interest rates finally rose as expected in the first quarter of 1997, which caused longer duration securities to underperform shorter duration securities. For example, the Lehman Brothers 1-year Municipal Bond Index returned .85% for the quarter whereas the Lehman Brothers 5-Year Municipal Bond Index was down 0.02%. As for sector, California bonds underperformed national bonds due to heavy issuance of new California paper which caused a supply glut.

HOW DID INTEREST RATES AFFECT THE FUND?

The Fund took a neutral stance throughout the period by maintaining its average maturity at around 4 years and shortening duration. This was done in expectation of the target rate increase which eventually occurred in March. We felt that this somewhat defensive approach was necessary to limit the price depreciation a rate hike might have caused.

NOW THAT THE FED HAS RAISED THE TARGET RATE, WHAT IS YOUR INTEREST RATE OUTLOOK?

As of the date of this report, our expectation is for one and possibly two more tightenings, ranging from 0.25 to 0.50%.

WHAT WAS THE WEIGHTED AVERAGE MATURITY OF THE FUND'S PORTFOLIO DURING THE PERIOD? WHY?

Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. Weighted average maturity has been maintained at 4 years. We did not change average maturity significantly during the period because we don't see the market moving significantly one way or the other but continuing to trade in a relatively narrow range.

HOW DOES WELLS FARGO'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

Bias towards credit quality means that we only buy investment-grade paper and if we buy paper at the lower end of the investment-grade range we expect to be rewarded with a higher yield. Recently, credit spreads have been very tight (meaning investors are not being rewarded for buying lower-rated paper) so the Fund has focused on highly-rated paper. We tend to purchase issues that we believe are above-average in credit quality and avoid new commitments to market sectors which are under stress.

---------------------
10

                                                 CALIFORNIA TAX-FREE INCOME FUND
This approach helps the Fund maintain a portfolio high in credit quality, which we believe benefits investors.

THE STATE'S ECONOMY APPEARS TO BE STRONG, YET POLITICAL EVENTS SEEM TO THREATEN LOCAL GOVERNMENTS' ABILITIES TO RAISE REVENUE. WHAT CONCERNS DOES THE MUNICIPAL MARKETPLACE HAVE?

Local governments' abilities to raise revenue without voter approval have been increasingly restricted since the passage of Proposition 13 in the 1970's. Recently Proposition 218 was passed which also placed restrictions on certain types of bond issuances. Overall, the state's credit quality and the credit quality of many local municipalities is very high, and adjustments have been made without too much pain. The legislative risk in the municipal bond market is ongoing and our job is to analyze the risks and make portfolio adjustments accordingly to minimize impact.

THIS FUND CONCENTRATES ON THE SHORTER AND INTERMEDIATE RANGE OF THE CALIFORNIA MUNICIPAL MARKET. WHAT ADVANTAGES DOES THIS CONCENTRATION AFFORD INVESTORS?

The intended advantage is to provide investors with greater income than typically is provided by a money market fund with less price risk and volatility than a longer-term bond fund.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                        SINCE 11/18/92
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                  0.81%       3.53%       3.78%
---------------------------------------------------------------------------------------
Without Sales Charge                            3.96%       4.58%       4.51%
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these or state and local taxes or the alternative minimum tax (AMT).

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
12

                                                 CALIFORNIA TAX-FREE INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        STAGECOACH CALIFORNIA
            LEHMAN BROTHERS 3-YEAR            TAX-FREE
             MUNICIPAL BOND INDEX    INCOME FUND CLASS A SHARES
Inception                  $10,000                         $9,700
Nov-92                     $10,070                         $9,708
Dec-92                     $10,130                         $9,782
Jan-93                     $10,206                         $9,871
Feb-93                     $10,367                        $10,077
Mar-93                     $10,336                         $9,994
Apr-93                     $10,395                        $10,047
May-93                     $10,424                        $10,062
Jun-93                     $10,490                        $10,153
Jul-93                     $10,496                        $10,128
Aug-93                     $10,593                        $10,270
Sep-93                     $10,640                        $10,351
Oct-93                     $10,662                        $10,373
Nov-93                     $10,648                        $10,343
Dec-93                     $10,760                        $10,477
Jan-94                     $10,847                        $10,551
Feb-94                     $10,746                        $10,400
Mar-94                     $10,616                        $10,283
Apr-94                     $10,679                        $10,317
May-94                     $10,729                        $10,353
Jun-94                     $10,732                        $10,337
Jul-94                     $10,821                        $10,435
Aug-94                     $10,860                        $10,451
Sep-94                     $10,833                        $10,414
Oct-94                     $10,807                        $10,377
Nov-94                     $10,788                        $10,308
Dec-94                     $10,834                        $10,361
Jan-95                     $10,924                        $10,478
Feb-95                     $11,039                        $10,624
Mar-95                     $11,138                        $10,714
Apr-95                     $11,176                        $10,734
May-95                     $11,347                        $10,886
Jun-95                     $11,374                        $10,889
Jul-95                     $11,494                        $10,984
Aug-95                     $11,584                        $11,062
Sep-95                     $11,617                        $11,107
Oct-95                     $11,673                        $11,173
Nov-95                     $11,747                        $11,251
Dec-95                     $11,796                        $11,308
Jan-96                     $11,888                        $11,399
Feb-96                     $11,890                        $11,389
Mar-96                     $11,861                        $11,315
Apr-96                     $11,876                        $11,318
May-96                     $11,886                        $11,315
Jun-96                     $11,957                        $11,371
Jul-96                     $12,023                        $11,452
Aug-96                     $12,042                        $11,460
Sep-96                     $12,115                        $11,535
Oct-96                     $12,200                        $11,625
Nov-96                     $12,314                        $11,752
Dec-96                     $12,321                        $11,743
Jan-97                     $12,375                        $11,795
Feb-97                     $12,435                        $11,852
Mar-97                     $12,371                        $11,763

The accompanying chart compares the performance of the Stagecoach California Tax-Free Income Fund Class A shares since their inception with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of municipal bonds with an approximately three year average maturity, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

NATIONAL TAX-FREE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 1997?

The total return for Class A shares since September 30, 1996 was 1.95%. The total return for Class B shares for the same period was .10%. The one-year total returns were 4.07% and 1.67%, respectively. These return figures exclude sales charges.

WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

Returns throughout the fixed-income market were lower in 1996 and early 1997 than in 1995 for a variety of reasons. Chief among them was uncertainty about the rate of inflation. Higher inflation erodes profits and often sparks credit tightening by the Federal Reserve. When interest rates increase, the resale value of existing bonds decreases, causing a lower total return for bond funds. The effect is more pronounced on bonds with longer maturities, however. This Fund has a flexible investment policy, allowing it to buy bonds of varying maturities as the portfolio manager sees fit. The portfolio concentrated in the intermediate maturity range throughout the period and was able to avoid some of the losses experienced by longer-maturity funds when rates increased, yet still maintained income levels.

WITH THE FEDERAL RESERVE RAISING THE FEDERAL FUNDS TARGET RATE IN EARLY 1997, WHAT IS YOUR INTEREST RATE OUTLOOK?

We believe that additional increases are in store as the Fed attempts to slow the economy and head off inflation. As of the date of this report, we think that the increase will likely amount to 0.25 to 0.50%. We do not expect to see the kind of tightening we saw in 1994 which had such a negative effect on the bond market.

DO YOU ANTICIPATE CHANGES IN THE AVERAGE MATURITY OF THE FUND'S PORTFOLIO?

With the small increases in interest rates we expect, we really see no compelling reason to either extend or shorten the maturity of the Fund's portfolio for now. If we expected the Fed to lower the target rate, then we might extend maturity to capture additional total return. If we thought that rates were going to jump higher than we currently anticipate, we might reduce maturity to protect value. For the moment, we are still comfortable with the intermediate maturity as offering the best combination of income and price protection.

WHAT ARE SOME OF THE ISSUES OF CONCERN IN THE NATIONAL MUNICIPAL SECURITIES MARKETS?

Credit downgrades are always a concern, of course. One of the big issues facing the municipal bond market is in the

---------------------
14

                                                          NATIONAL TAX-FREE FUND
electric utility sector. Deregulation has subjected utilities to increased competition and for some this means budget pressures and downgrades. For example, several California utility issuers were downgraded in 1995 and remain on the watch list for further action. Another area we are monitoring is county and state issuers with large legal immigrant populations. Welfare reform means shifting some financial burden from the Federal government to municipalities. Managing this challenge may lead to budgetary pressures in some states and counties. Finally, if the Federal capital gains tax rate is lowered, market discount bonds, still taxed at the ordinary income tax rate, would likely underperform other bonds. There may also be a period of increased trading due to investor tax swapping.

ON THE POLITICAL FRONT, DID THE NOVEMBER ELECTIONS RAISE ANY CONCERNS?

On the national level, tax-reform in general and the flat-tax in particular were quietly taken off the agenda. The difference between yields from municipal and Treasury bonds narrowed as a result, although municipal securities still outperformed Treasury bonds for the most recent twelve-month period.

HOW DOES WELLS FARGO'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

Wells Fargo Bank's fixed-income team believes in examining the fundamentals when it comes to an issuer's ability to pay interest and repay principal on a bond. Even in cases where a bond is insured, we reexamine the issue and make our own credit quality determination of the issuer's creditworthiness. There have been instances when we have chosen to take a short-term loss by selling issues rather than risk long-term problems by holding on to an investment we are not truly comfortable with. This approach helps the Fund maintain a portfolio high in credit quality and safety. In the current market, even though higher quality issues may offer lower yields, credit quality spreads have been narrow. This means that investors generally are not rewarded with higher yields sufficient to justify accepting lower credit quality. If the economy slows, we expect this spread to widen, with lower quality issues underperforming higher quality ones on a total return basis.

                                                           ---------------------

NATIONAL TAX-FREE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                               SINCE
                                                                               1/15/93
AVERAGE ANNUAL TOTAL RETURNS                             1 YEAR     3 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                           (0.61)%    3.96%      3.74%
-------------------------------------------------------------------------------------------
Without Sales Charge                                     4.07%      5.57%      4.90%
-------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                               SINCE
                                                                               1/15/93
AVERAGE ANNUAL TOTAL RETURNS                             1 YEAR     3 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)         (3.24)%    3.31%      3.31%
-------------------------------------------------------------------------------------------
Without Sales Charge                                     1.67%      4.24%      3.73%
-------------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these or state and local taxes or the alternative minimum tax (AMT).

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica National Tax-Exempt Fund (10/95 to 9/96) and the Westcore Quality Tax-Exempt Income Fund (1/93 to 9/95). Historical performance has been calculated using returns produced by these funds. Class A performance for periods prior to September 6, 1996 reflects Pacifica Investor Class and Westcore Fund performance. Class B performance for periods prior to September 6, 1996, the date the Class B shares were first offered also reflects such performance but has been adjusted to reflect Class B share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
16

                                                          NATIONAL TAX-FREE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH NATIONAL TAX-FREE FUND CLASS A
                               SHARES                      LEHMAN BROS MUNICIPAL BOND INDEX
Inception                                          $9,550                           $10,000
Feb-93                                             $9,807                           $10,362
Mar-93                                             $9,646                           $10,252
Apr-93                                             $9,734                           $10,356
May-93                                             $9,753                           $10,414
Jun-93                                             $9,922                           $10,588
Jul-93                                             $9,887                           $10,601
Aug-93                                            $10,089                           $10,822
Sep-93                                            $10,235                           $10,945
Oct-93                                            $10,224                           $10,966
Nov-93                                            $10,168                           $10,870
Dec-93                                            $10,342                           $11,099
Jan-94                                            $10,464                           $11,225
Feb-94                                            $10,195                           $10,935
Mar-94                                             $9,909                           $10,490
Apr-94                                             $9,967                           $10,579
May-94                                            $10,050                           $10,671
Jun-94                                            $10,017                           $10,606
Jul-94                                            $10,151                           $10,800
Aug-94                                            $10,182                           $10,838
Sep-94                                            $10,039                           $10,678
Oct-94                                             $9,884                           $10,488
Nov-94                                             $9,711                           $10,298
Dec-94                                             $9,894                           $10,525
Jan-95                                            $10,107                           $10,826
Feb-95                                            $10,362                           $11,141
Mar-95                                            $10,463                           $11,269
Apr-95                                            $10,487                           $11,282
May-95                                            $10,751                           $11,642
Jun-95                                            $10,726                           $11,540
Jul-95                                            $10,835                           $11,649
Aug-95                                            $10,940                           $11,797
Sep-95                                            $10,980                           $11,872
Oct-95                                            $11,107                           $12,045
Nov-95                                            $11,243                           $12,244
Dec-95                                            $11,331                           $12,362
Jan-96                                            $11,434                           $12,456
Feb-96                                            $11,367                           $12,371
Mar-96                                            $11,201                           $12,213
Apr-96                                            $11,179                           $12,179
May-96                                            $11,152                           $12,174
Jun-96                                            $11,219                           $12,307
Jul-96                                            $11,361                           $12,417
Aug-96                                            $11,324                           $12,415
Sep-96                                            $11,434                           $12,589
Oct-96                                            $11,554                           $12,731
Nov-96                                            $11,776                           $12,964
Dec-96                                            $11,702                           $12,909
Jan-97                                            $11,730                           $12,934
Feb-97                                            $11,842                           $13,053
Mar-97                                            $11,658                           $12,879

THE RETURNS FOR CLASS B SHARES OF THE NATIONAL TAX-FREE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach National Tax-Free Fund Class A shares since the inception of the Predecessor Fund with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged broad-based index of municipal bonds, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

OREGON TAX-FREE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 1997?

The total return for Class A shares since September 30, 1996 was 1.65%. The return for Class B shares for the same period was 1.17%. The one-year total returns were 4.42% and 3.27%, respectively. These return figures exclude sales charges.

WHAT WERE SOME OF THE FACTORS INFLUENCING THE FUND'S PERFORMANCE?

Returns throughout the fixed-income market were lower in 1996 and early 1997 than in 1995 for a variety of reasons. Chief among them was uncertainty about the rate of inflation during the recent period. Higher inflation erodes profits and often sparks credit tightening by the Federal Reserve. When interest rates increase, the resale value of existing bonds decreases, causing a lower total return for bonds and bond funds. The effect is more pronounced on bonds with longer maturities, which are more sensitive to interest rate fluctuations. The Fund has a flexible investment policy, allowing it to buy bonds of varying maturities as the portfolio manager sees fit. During the most recently completed reporting period, the portfolio manager concentrated investments in the intermediate maturity range and was able to avoid some of the losses experienced by longer-maturity funds when rates increased, yet still maintain income levels.

HOW DID INTEREST RATES AFFECT THE FUND?

Since bond values drop when interest rates rise, investors tend to search for economic indicators which suggest if, when and how the Fed will act. If investors are concerned that rates are going higher, they will often move out of fixed-income and municipal funds before any rate increase. Like many municipal funds during the period, the Fund had to liquidate some assets to meet redemption requests. When many investors are selling and few are buying, the price the sellers can get inevitably drops. Share value did decline as a result. But we believe the Fund was able to generate long-range benefits from the interest rate environment. The Fund took the opportunity to sell some more volatile bonds with poor call structures and other bonds that were for various reasons unattractive. We believe this "housekeeping" will help us build a stronger portfolio in the coming months.

WITH THE FEDERAL RESERVE RAISING THE FEDERAL FUNDS TARGET RATE IN EARLY 1997, WHAT IS YOUR INTEREST RATE OUTLOOK?

We believe that additional increases are in store as the Fed attempts to slow the economy and head off inflation. As of the date of this report, we think that the increase will likely amount to 0.25 to 0.50%. We do not expect to see the kind

---------------------
18

                                                            OREGON TAX-FREE FUND
of tightening we saw in 1994 which had such a negative effect on the bond market.

DO YOU ANTICIPATE CHANGES IN THE AVERAGE MATURITY OF THE FUND?

With the small increases in interest rates we expect over the next few months, we really see no compelling reason to either extend or shorten the maturity of the Fund's portfolio for now. If we expected the Fed to lower the target rate, then we might extend maturity to capture additional total return. If we thought that rates were going to jump higher than we currently anticipate, we might reduce maturity to protect value. For the moment, we are still comfortable with the intermediate maturity as offering the best combination of income and price protection.

WHAT IS THE STATE'S ECONOMIC OUTLOOK?

Oregon should continue to have slow but steady growth. The primary challenge facing the state is how to implement Ballot Measure 47 which limits property taxation. The legislature is now debating the 1997 - 1998 budget. If municipalities are hindered in their efforts to raise revenue, there could be downgrades in credit quality. We will be monitoring the outcome of the debate. Overall, we believe the outlook for the state is stable, with moderate demand for Oregon bonds.

ON THE POLITICAL FRONT, DID THE NOVEMBER ELECTIONS RAISE ANY CONCERNS?

On the national level, tax-reform in general and the flat-tax in particular were quietly taken off the agenda. The difference between expected returns from municipal and Treasury bonds narrowed as a result. Municipal securities outperformed Treasury bonds for the most recent six-month period.

HOW DOES WELLS FARGO'S BIAS TOWARDS CREDIT QUALITY BENEFIT INVESTORS?

Wells Fargo Bank's fixed-income team believes in examining the fundamentals when it comes to an issuer's ability to pay interest and repay principal on a bond. Even in cases where a bond is insured, we reexamine the issue and make our own credit quality determination of the issuer's creditworthiness. There have been instances when we have chosen to take a short-term loss by selling issues rather than risk long-term problems by holding on to an investment we are not truly comfortable with. This approach helps the Fund maintain a portfolio high in credit quality and safety. In the current market, even though higher quality issues may offer lower yields, credit quality spreads have been narrow. This means that investors generally are not rewarded with higher yields sufficient to justify accepting lower credit quality. If the economy slows, we expect this spread to widen with lower quality issues underperforming higher quality ones on a total return basis.

                                                           ---------------------

OREGON TAX-FREE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 6/1/88
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEAR     5 YEAR     INCEPTION
----------------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                   (0.27)%    3.95%      5.13%      6.32%
----------------------------------------------------------------------------------------------
Without Sales Charge                             4.42%      5.55%      6.10%      6.87%
----------------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE 6/1/88
AVERAGE ANNUAL TOTAL RETURNS                     1 YEAR     3 YEAR     5 YEAR     INCEPTION
----------------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                        (1.65)%    3.83%      4.99%      6.10%
----------------------------------------------------------------------------------------------
Without Sales Charge                             3.27%      4.73%      5.31%      6.10%
----------------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these or state and local taxes or the alternative minimum tax (AMT).

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica Oregon Tax-Exempt Fund (10/95 to 9/96) and the Westcore Oregon Tax-Exempt Fund (6/88 to 9/95). Historical performance has been calculated using returns produced by these funds. Class A performance for periods prior to September 6, 1996 reflects Pacifica Investor Class and Westcore Fund performance. Class B performance for periods prior to September 6, 1996, the date the Class B shares were first offered, also reflects such performance but has been adjusted to reflect Class B share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
20

                                                            OREGON TAX-FREE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH OREGON TAX-FREE FUND CLASS A       LEHMAN BROTHERS MUNICIPAL BOND
                               SHARES                                    INDEX
Inception                                      $9,550.00                           $10,000.00
Jun-88                                         $9,594.57                           $10,146.00
Jul-88                                         $9,578.67                           $10,211.95
Aug-88                                         $9,730.79                           $10,221.14
Sep-88                                         $9,890.37                           $10,406.14
Oct-88                                         $9,837.77                           $10,589.29
Nov-88                                         $9,931.84                           $10,491.87
Dec-88                                        $10,015.41                           $10,598.89
Jan-89                                        $10,108.09                           $10,818.28
Feb-89                                        $10,026.86                           $10,694.95
Mar-89                                        $10,022.00                           $10,669.29
Apr-89                                        $10,207.48                           $10,922.15
May-89                                        $10,365.58                           $11,149.33
Jun-89                                        $10,530.93                           $11,300.96
Jul-89                                        $10,624.79                           $11,454.65
Aug-89                                        $10,588.25                           $11,342.40
Sep-89                                        $10,519.26                           $11,308.37
Oct-89                                        $10,660.12                           $11,446.33
Nov-89                                        $10,829.60                           $11,646.64
Dec-89                                        $10,841.77                           $11,742.15
Jan-90                                        $10,755.71                           $11,686.96
Feb-90                                        $10,877.20                           $11,790.97
Mar-90                                        $10,836.11                           $11,794.51
Apr-90                                        $10,748.64                           $11,709.59
May-90                                        $10,967.04                           $11,964.86
Jun-90                                        $11,073.44                           $12,070.15
Jul-90                                        $11,245.79                           $12,247.58
Aug-90                                        $11,046.61                           $12,069.99
Sep-90                                        $11,094.52                           $12,077.23
Oct-90                                        $11,233.84                           $12,295.83
Nov-90                                        $11,418.98                           $12,542.98
Dec-90                                        $11,494.85                           $12,598.16
Jan-91                                        $11,627.31                           $12,766.98
Feb-91                                        $11,750.63                           $12,878.05
Mar-91                                        $11,792.97                           $12,883.20
Apr-91                                        $11,903.33                           $13,054.55
May-91                                        $12,017.89                           $13,170.74
Jun-91                                        $11,988.77                           $13,157.57
Jul-91                                        $12,171.05                           $13,318.09
Aug-91                                        $12,292.64                           $13,493.89
Sep-91                                        $12,416.27                           $13,669.31
Oct-91                                        $12,506.30                           $13,792.33
Nov-91                                        $12,473.04                           $13,830.95
Dec-91                                        $12,709.41                           $14,128.31
Jan-92                                        $12,723.80                           $14,160.81
Feb-92                                        $12,765.85                           $14,165.06
Mar-92                                        $12,776.31                           $14,170.72
Apr-92                                        $12,886.08                           $14,296.84
May-92                                        $13,032.87                           $14,465.55
Jun-92                                        $13,229.94                           $14,708.57
Jul-92                                        $13,658.13                           $15,149.82
Aug-92                                        $13,478.16                           $15,001.36
Sep-92                                        $13,503.97                           $15,098.87
Oct-92                                        $13,298.99                           $14,950.90
Nov-92                                        $13,589.13                           $15,218.52
Dec-92                                        $13,730.24                           $15,373.75
Jan-93                                        $13,842.74                           $15,552.08
Feb-93                                        $14,280.95                           $16,115.07
Mar-93                                        $14,116.10                           $15,944.25
Apr-93                                        $14,270.91                           $16,105.28
May-93                                        $14,382.65                           $16,195.47
Jun-93                                        $14,634.87                           $16,465.94
Jul-93                                        $14,655.65                           $16,487.34
Aug-93                                        $15,000.04                           $16,830.28
Sep-93                                        $15,201.29                           $17,022.15
Oct-93                                        $15,197.54                           $17,054.49
Nov-93                                        $15,153.37                           $16,904.41
Dec-93                                        $15,430.34                           $17,261.09
Jan-94                                        $15,602.58                           $17,457.87
Feb-94                                        $15,243.24                           $17,005.71
Mar-94                                        $14,610.93                           $16,313.58
Apr-94                                        $14,540.30                           $16,452.24
May-94                                        $14,717.56                           $16,595.38
Jun-94                                        $14,564.87                           $16,494.15
Jul-94                                        $14,834.89                           $16,795.99
Aug-94                                        $14,886.88                           $16,854.77
Sep-94                                        $14,620.95                           $16,607.01
Oct-94                                        $14,271.91                           $16,311.40
Nov-94                                        $13,982.93                           $16,016.17
Dec-94                                        $14,429.51                           $16,368.52
Jan-95                                        $14,903.07                           $16,836.34
Feb-95                                        $15,320.73                           $17,325.94
Mar-95                                        $15,424.75                           $17,525.01
Apr-95                                        $15,432.18                           $17,545.69
May-95                                        $15,883.54                           $18,105.57
Jun-95                                        $15,723.07                           $17,947.15
Jul-95                                        $15,821.87                           $18,117.29
Aug-95                                        $15,962.91                           $18,347.02
Sep-95                                        $16,076.28                           $18,463.15
Oct-95                                        $16,298.11                           $18,731.98
Nov-95                                        $16,569.10                           $19,042.74
Dec-95                                        $16,715.23                           $19,225.55
Jan-96                                        $16,762.93                           $19,371.66
Feb-96                                        $16,676.88                           $19,239.94
Mar-96                                        $16,454.90                           $18,993.67
Apr-96                                        $16,389.05                           $18,940.48
May-96                                        $16,405.73                           $18,932.91
Jun-96                                        $16,561.84                           $19,139.28
Jul-96                                        $16,718.21                           $19,311.53
Aug-96                                        $16,712.10                           $19,307.67
Sep-96                                        $16,902.34                           $19,577.97
Oct-96                                        $17,055.60                           $19,799.21
Nov-96                                        $17,384.74                           $20,161.53
Dec-96                                        $17,267.43                           $20,076.85
Jan-97                                        $17,304.56                           $20,115.00
Feb-97                                        $17,444.31                           $20,300.06
Mar-97                                        $17,181.91                           $20,030.07

THE RETURNS FOR CLASS B SHARES OF THE OREGON TAX-FREE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Oregon Tax-Free Fund Class A shares since the inception of the Predecessor Fund with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged broad-based index of municipal bonds, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

ARIZONA TAX-FREE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             ARIZONA MUNICIPAL BONDS - 98.05%
$   500,000  Arizona State Wastewater Management Authority
               Financial Assistance AMBAC Insured                 5.60 %        07/01/12   $     498,815
  1,165,000  Bullhead City AZ Sewer Facility Excise Tax
               Revenue                                            5.25          07/01/10       1,143,156
    130,000  Bullhead City AZ Special Assessment Parkway
               Improvement District                               6.10          01/01/02         136,663
    170,000  Bullhead City AZ Special Assessment Parkway
               Improvement District                               6.10          01/01/03         179,563
    500,000  Chandler AZ Street & Highway User Revenue            6.00          07/01/11         518,275
    110,000  Glendale AZ Improvement District                     6.00          01/01/01         114,236
    175,000  Glendale AZ Improvement District                     6.00          01/01/02         182,532
    235,000  Glendale AZ Water & Sewer Revenue                    9.00          07/01/03         286,547
    800,000  Maricopa County AZ School District GO                7.75          07/01/06         945,000
    495,000  Maricopa County AZ USD Glendale FGIC Insured         5.00          07/01/10         470,869
  1,500,000  Maricopa County AZ USD Mesa GO FGIC Insured          5.55          07/01/04       1,531,410
    150,000  Maricopa County AZ USD Osborn                        6.10          07/01/04         159,188
  1,500,000  Maricopa County AZ USD Peoria                        5.50          07/01/10       1,494,270
    500,000  Maricopa County AZ USD Phoenix Series A              5.40          07/01/09         501,045
    415,000  Maricopa County AZ USD Tolleson AMBAC Insured        5.80          07/01/07         429,554
    500,000  Maricopa County Unified School District Series
               A                                                  5.50          07/01/10         501,035
    500,000  Mesa AZ GO                                           6.50          07/01/09         550,000
  1,045,000  Mohave County AZ Elementary School District          6.90          07/01/07       1,175,625
    500,000  Mohave County AZ IDA Baptist Hospital MBIA
               Insured                                            5.70          09/01/15         493,175
    500,000  Navajo County AZ USD Blueridge GO FSA Insured        5.80          07/01/07         519,755
    100,000  Peoria AZ Improvement District                       7.30          01/01/99         103,853

------------------------
22

                                                           ARIZONA TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             ARIZONA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Phoenix AZ Civic Improvement Corp MBIA Insured       4.85 %        07/01/07   $     970,000
    900,000  Phoenix AZ GO                                        3.85          06/01/20         900,000
    250,000  Phoenix AZ GO                                        6.50          07/01/06         273,438
  1,000,000  Phoenix AZ GO Series A                               6.25          07/01/16       1,067,500
    750,000  Phoenix AZ Street & Highway User Revenue             6.40          07/01/04         811,013
    215,000  Phoenix AZ Special Assessment Central Avenue
               Improvement District                               7.00          01/01/99         222,054
    250,000  Pima County AZ                                       5.00          07/01/08         243,750
    335,000  Pima County AZ Community College District            5.50          07/01/12         330,387
     75,000  Pima County AZ USD Amphitheater Series E             6.00          07/01/04          78,263
    250,000  Pima County AZ USD Amphitheater Series E             6.50          07/01/05         272,843
    800,000  Pima County AZ USD Tucson Series D FGIC Insured      6.10          07/01/12         827,000
  1,000,000  Salt River AZ Agricultural Improvement Series C      5.00          01/01/16         912,220
    200,000  Scottsdale AZ GO                                     5.50          07/01/09         203,250
    500,000  Scottsdale AZ GO                                     7.50          07/01/04         585,625
    250,000  Tucson AZ Street & Highway User Revenue MBIA
               Insured                                            5.50          07/01/12         246,675
                                                                                           --------------
             TOTAL ARIZONA MUNICIPAL BONDS                                                 $  19,878,584
             (Cost $19,820,047)
  SHARES

             SHORT-TERM INSTRUMENTS - 3.76%
             MONEY MARKET FUNDS - 3.76%
    762,919  Goldman Sachs & Co Financial Square Tax-Free Fund                             $     762,919
             (Cost $762,919)

                                                           ---------------------

ARIZONA TAX-FREE FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $20,582,966)* (Note 1 and 3)                      101.81%               $   20,641,503
              Other Assets and Liabilities, Net                        (1.81)                     (367,233)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   20,274,270
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    255,937
Gross Unrealized Depreciation       (197,400)
                                ------------
NET UNREALIZED APPRECIATION     $     58,537
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
24

                                                   CALIFORNIA TAX-FREE BOND FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 96.27%
$ 3,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $   2,866,500
  1,000,000  Alameda CA USD AMBAC Insured                         5.95          07/01/09       1,037,330
  1,000,000  Alameda CA USD AMBAC Insured                         6.05          07/01/11       1,028,140
  2,000,000  Alameda County CA Public Facilities Corp COP         6.25          06/01/06       2,083,900
  3,620,000  Antioch CA Public FA Water Revenue Water
               Treatment Plant Project MBIA Insured               5.63          07/01/14       3,566,026
  1,430,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       7.19 (F)      09/01/07         815,186
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       7.32 (F)      09/01/06         807,536
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10       2,564,164
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10       1,356,134
  1,000,000  California State DWR Central Valley Project
               Revenue                                            4.75          09/01/12         914,330
  1,500,000  California State DWR Central Valley Project
               Revenue                                            5.00          12/01/12       1,379,535
    400,000  California State DWR Central Valley Project
               Revenue Series F                                   6.00          12/01/11         402,048
  5,000,000  California State DWR Central Valley Project
               Revenue Series J                                   6.00          12/01/07       5,325,950
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13       1,823,302
  1,000,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/14         990,830
  3,235,000  California State DWR Central Valley Project
               Series O                                           4.75          12/01/17       2,765,052
    680,000  California State EDFA Revenue Mills College          6.70          09/01/05         738,487
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08          52,691

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  California State EDFA Revenue Pomona College GO      5.60 %        12/01/14   $     962,500
  3,200,000  California State EDFA Revenue Pomona College GO      6.00          02/15/17       3,207,776
  2,235,000  California State EDFA Revenue St Mary's College      4.75          10/01/20       1,805,210
    750,000  California State EDFA Revenue University of San
               Diego Project                                      6.50          10/01/08         800,678
  1,000,000  California State EDFA Revenue University of San
               Francisco MBIA Insured                             5.60          10/01/10       1,017,730
  1,000,000  California State GO                                  4.75          09/01/11         922,540
  3,000,000  California State GO AMBAC Insured                    5.75          03/01/15       2,963,040
  1,910,000  California State GO Eagles II Series 6               5.88 (F)      04/01/10         915,425
  3,000,000  California State GO MBIA Insured                     6.00          10/01/10       3,173,070
     40,000  California State HFA Home Mortgage Revenue
               Series B FHA Collateralized                        6.90          08/01/16          40,428
    180,000  California State HFA Home Mortgage Revenue
               Series B MBIA Insured                              6.90          08/01/16         181,903
    300,000  California State HFA Home Mortgage Revenue
               Series G AMT Multiple Credit Enhancements          6.95          08/01/11         315,813
    500,000  California State HFA Home Multi Unit Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15         519,500
    500,000  California State HFA Home Multi-Unit Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15         519,385
  1,250,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50          08/01/15       1,159,463
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21       1,551,510
  2,000,000  California State HFFA Revenue Scripps Memorial
               Hospital MBIA Insured                              6.40          10/01/12       2,094,320
  2,000,000  California State HFFA Revenue Scripps Research
               Institute                                          6.63          07/01/14       2,114,480
  1,000,000  California State HFFA Revenue Special Episcopal
               Homes Mortgage                                     7.30          07/01/00       1,016,050
  5,000,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12       5,162,650

------------------------
26

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,795,000  California State HFFA Scripps Memorial Hospital
               Series A MBIA Insured                              6.25 %        10/01/13   $   1,845,709
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09       2,588,525
  1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63          06/01/09       1,527,640
  2,000,000  California State Public Works Board Lease
               Revenue Community Colleges                         6.63          09/01/07       2,133,780
  1,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            5.25          01/01/21         916,180
  3,000,000  California State Public Works Board Lease
               Revenue Department of Corrections AMBAC
               Insured                                            6.40          11/01/10       3,218,130
  2,000,000  California State Public Works Board Lease
               Revenue Department of Corrections Series A
               AMBAC Insured                                      5.50          01/01/15       1,931,360
  1,000,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.00          12/01/12       1,013,970
  1,755,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.30          12/01/09       1,867,653
  5,000,000  California State Universities & Colleges
               Revenue HSG System FGIC Insured                    5.80          11/01/17       4,993,450
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14       1,452,270
  6,800,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10       7,019,028
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11         960,660
  1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/12       1,678,233

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40 %        12/01/05   $     521,380
  1,810,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12       1,921,387
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09       1,542,930
  1,935,000  California Statewide CDA Water Revenue Series A      6.00          07/01/10       1,986,239
  2,000,000  Capistrano CA Unified PFA Special Tax Revenue
               AMBAC Insured                                      5.25          09/01/09       1,962,500
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12         213,240
  1,800,000  Chino Basin CA Regional Financial Authority
               Revenue Municipal Water District Sewer
               Systems Project AMBAC insured                      6.00          08/01/16       1,823,220
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07         407,672
    735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/08         744,195
    820,000  Chula Vista CA COP Town Centre II Package
               Project Redevelopment Agency                       6.00          09/01/10         827,544
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22       2,036,820
  2,500,000  Concord CA RDFA Tax Allocation                       5.75          07/01/10       2,372,150
  3,240,000  Contra Costa CA Water District Revenue FGIC
               Insured                                            6.00          10/01/13       3,294,529
  2,505,000  Contra Costa CA Water Treatment Revenue FGIC
               Insured                                            5.70          10/01/12       2,501,844
  1,500,000  Contra Costa County CA COP Public Facilities
               Merrithew Memorial Hospital Replacement            6.60          11/01/12       1,655,250
  2,000,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A Escrowed to
               Maturity                                           6.50          03/01/09       2,179,600

------------------------
28

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60 %        10/01/10   $   1,004,820
  1,045,000  Corona CA PFA Public Improvement Revenue             5.95          07/01/07       1,034,111
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12         999,062
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/01/12       1,301,775
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15          15,853
  2,500,000  Cupertino CA Series A AMBAC Insured                  5.75          07/01/16       2,496,600
  1,450,000  Cupertino CA Series B                                6.25          07/01/10       1,477,579
  1,355,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13          04/01/13       1,340,027
  1,000,000  East Bay CA MUD Wastewater Treatment Revenue
               FGIC Insured                                       5.00          06/01/16         906,850
  3,000,000  East Bay CA MUD Wastewater Treatment Revenue
               MBIA Insured                                       5.00          06/01/14       2,752,620
  1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00          06/01/09       1,559,880
  1,000,000  East Bay CA MUD Water System Revenue FGIC
               Insured                                            6.00          06/01/12       1,016,090
  1,195,000  East Bay CA Regional Park District Series B          5.75          09/01/14       1,192,646
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19       4,900,950
  1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00          07/01/12       1,047,690
  3,000,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           6.35          05/01/10       3,084,210
  1,850,000  Escondido CA Certificates Participation
               Wastewater Project                                 5.50          09/01/16       1,773,688
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11       2,125,840
  1,080,000  Escondido CA USD Series A FGIC Insured               5.13          09/01/15       1,002,532
  1,110,000  Folsom CA PFA Revenue AMBAC Insured                  6.00          10/01/12       1,128,681
  1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25          09/01/21         907,970

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90 %        09/01/15   $   1,283,094
  3,940,000  Fremont CA USD Alameda County Series F MBIA
               Insured                                            5.88          08/01/16       3,944,925
  2,000,000  Fresno CA Conference Center                          5.00          04/01/13       1,861,780
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12       1,875,120
  2,000,000  Fresno CA USD FSA Insured                            5.88          08/01/20       1,991,000
  3,000,000  Fresno CA Water System Revenue FGIC Insured          6.00          06/01/16       3,038,130
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09       1,503,120
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11         988,750
    575,000  Huntington Beach CA PFA Revenue Bond                 6.55          08/01/01         571,866
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14       1,015,220
    200,000  Industry CA Urban Development Agency                 6.85          11/01/04         213,750
  1,270,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            5.80          05/01/09       1,301,966
  1,000,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            6.00          05/01/15       1,026,200
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23       1,374,813
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16         285,795
  2,000,000  Kern CA High School District MBIA Insured            5.60          08/01/12       2,085,180
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15       1,118,130
  3,000,000  Long Beach CA Finance Authority Revenue              6.00          11/01/08       3,189,450
  2,000,000  Long Beach CA Water Revenue                          6.00          05/01/14       2,014,380
  1,000,000  Long Beach CA Water Revenue                          6.13          05/01/19       1,008,880
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              5.90          08/15/07       1,046,270
  4,695,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11       4,656,971
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20         207,210

------------------------
30

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75 %        08/15/11   $   1,983,820
  2,000,000  Los Angeles CA DW&P Electrical Plant Revenue
               FGIC Insured                                       4.75          08/15/09       1,872,600
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09       3,038,580
  2,145,000  Los Angeles CA Harbor Department of Revenue          6.40          08/01/15       2,345,214
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16         345,209
  2,800,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.40          10/01/09       2,782,500
  2,200,000  Los Angeles CA USD Certificates Participation
               Multiple Properties Project Series A FSA
               Insured                                            5.50          10/01/10       2,175,250
  4,000,000  Los Angeles CA Wastewater System Revenue AMBAC
               Insured                                            6.25          06/01/12       4,158,240
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13       1,284,738
  1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50          06/01/13         972,580
  4,500,000  Los Angeles CA Wastewater System Revenue Series
               D FGIC Insured                                     5.20          11/01/21       4,034,430
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13       1,874,670
  2,250,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue                                  6.25          07/01/16       2,250,720
  2,000,000  Los Angeles USD COP Dr Francisco Bravo Medical
               Hospital                                           6.60          06/01/05       2,137,660
  1,370,000  Madera CA RDFA Tax Allocation Revenue CGIC
               Insured                                            5.75          09/01/11       1,381,837
  1,000,000  Menlo Park CA CDA Tax Allocation Revenue MBIA
               Insured                                            5.38          06/01/16         950,000

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,485,000  Merced County CA COP Construction & Equipment
               Project Lease Revenue FSA Insured                  6.00 %        10/01/12   $   2,519,268
  8,000,000  Metropolitan Water District Southern CA Water
               Works Revenue                                      5.75          07/01/13       7,846,640
  2,000,000  Metropolitan Water District Southern CA Water
               Works Revenue MBIA Insured                         5.75          07/01/15       1,986,120
  1,000,000  Modesto CA Irrigation District Financing
               Authority Domestic Water Project Revenue
               Series A AMBAC Insured                             6.00          09/01/09       1,038,030
    975,000  Montclair CA RDFA Lease Revenue Series A             5.80          11/01/10         977,360
    100,000  Montclair CA RDFA Lease Revenue Series A             6.63          11/01/11         104,046
  1,000,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation MBIA Insured              5.50          08/01/13         977,500
  1,000,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series A AMBAC Insured       6.25          08/01/12       1,037,280
  1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63          08/01/12       1,306,973
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12         726,221
    750,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06         796,035
  1,000,000  North City West CA School Facility Authority
               Special Tax Refunded Series B FSA Insured          5.75          09/01/15         987,500
  1,000,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12       1,066,450
  7,000,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                5.50          05/01/14       6,802,110
  4,280,000  Northridge CA Water District Revenue AMBAC
               Insured                                            5.25          02/01/14       4,067,626
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12       1,493,011
  2,000,000  Oceanside CA Water Reuse Finance Project A
               AMBAC Insured                                      6.40          10/01/12       2,113,120
  6,000,000  Orange County CA LOC TRANS Authority Sales Tax
               Revenue MBIA Insured                               6.00          02/15/08       6,335,580

------------------------
32

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00 %        02/15/09   $     841,304
    360,000  Orange County CA Sanitation District COP FGIC
               Insured                                            6.40          08/01/07         381,830
  1,000,000  Palm Springs CA Certificate of Participation
               Refunded Multiple Capital Facilities Project
               AMBAC Insured                                      5.75          04/01/17         987,500
  1,240,000  Parlier CA RDFA Tax Allocation Series A              6.95          08/01/23       1,260,386
  1,500,000  Pinole CA RDFA Tax Allocation                        5.60          08/01/17       1,388,250
  3,285,000  Pittsburgh CA Redevelopment Agency Tax
               Allocation V/R Series A AMBAC Insured              5.00          08/01/13       3,021,937
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19       3,480,082
  1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00          12/01/11       1,364,180
  1,310,000  Rialto CA RDFA Tax Allocation Series A               5.80          09/01/08       1,305,035
  4,000,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38          06/01/09       4,145,000
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10       1,019,084
  1,000,000  Rocklin CA USD Community Facility District
               Special Tax MBIA Insured                           5.75          09/01/18         975,000
  1,000,000  Sacramento CA Airport Commission International
               Airport Revenue AMBAC Insured                      6.00          07/01/16       1,010,870
  1,500,000  Sacramento CA Area Flood Control Authority
               Special Assessment FGIC Insured                    5.38          10/01/15       1,426,380
      5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70          11/01/11           5,226
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12       2,320,677

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,500,000  Sacramento CA MUD Electric Revenue MBIA Insured      6.25 %        08/15/10   $   2,697,125
    500,000  Sacramento CA MUD Electric Revenue Series C
               FGIC Insured                                       5.75          11/15/08         513,290
  5,100,000  Sacramento CA MUD Electric Revenue Series C
               MBIA Insured                                       5.75          11/15/09       5,203,530
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10          52,795
  1,000,000  Sacramento CA RDFA Tax Allocation Merged
               Downtown Project A MBIA Insured                    6.50          11/01/13       1,056,850
  2,000,000  Sacramento County CA Airport System Revenue
               Series A AMT FGIC Insured                          6.00          07/01/12       2,020,660
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12         406,000
    200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00          03/01/10         207,166
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12       4,070,000
  1,500,000  San Diego CA Community College District COP
               Financing Projects                                 5.38          12/01/14       1,369,290
  1,695,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15       1,550,840
  2,000,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/20       1,783,400
  3,000,000  San Diego CA Public Safety Commission Project
               GO                                                 5.50          04/01/08       3,058,260
  1,000,000  San Diego CA Public Safety Commission Project
               GO                                                 6.50          07/15/07       1,122,000
  4,000,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00          04/01/08       4,208,960
  1,235,000  San Elijo Joint Powers Authority San Diego
               County CA Water Pollution Control Facility
               FGIC Insured                                       5.38          03/01/13       1,185,514

------------------------
34

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  San Francisco CA Airport Commission
               International Airport Revenue AMBAC Insured        6.20 %        05/01/07   $   1,062,850
    200,000  San Francisco CA City & County Public Utilities
               Commission Water Revenue Series A                  6.50          11/01/09         216,408
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital Appreciation Project MBIA
               Insured                                            7.51 (F)      08/01/08         379,806
  4,500,000  San Francisco CA City & County Sewer Revenue         6.00          10/01/11       4,630,995
    500,000  San Francisco CA RDA Tax Allocation MBIA
               Insured                                            5.00          08/01/15         454,550
  2,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Capital Appreciation      4.82 (F)      01/01/10       1,637,500
  3,000,000  San Jose RDFA Merged Area Project MBIA Insured       5.25          08/01/16       2,805,720
  1,200,000  San Mateo CA Joint Powers Financing Authority
               Redevelopment Downtown & Shoreline Project A
               AMBAC Insured                                      5.50          08/01/07       1,214,964
  1,130,000  San Mateo CA Sewer Revenue FSA Insured               5.50          08/01/14       1,103,807
  2,250,000  Santa Clara CA Financing Authority Lease
               Revenue Facility Replacement Project A AMBAC
               Insured                                            6.88          11/15/14       2,467,170
  4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75          07/01/14       4,021,348
  2,500,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12       2,540,050
  1,000,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11         964,760
  2,450,000  Santa Rosa CA Wastewater Treatment Plant FGIC
               Insured                                            4.75          09/01/16       2,123,734
  1,750,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue County Courthouse Improvement
               Project Series                                     6.70          06/01/23       1,787,450
  1,000,000  Sonoma Valley CA USD FSA Insured                     6.00          07/15/21       1,006,270

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75 %        08/01/10   $   4,784,050
  1,000,000  Southern CA Public Power Project Revenue             6.75          07/01/11       1,099,080
  1,000,000  Southern California State Public Power
               Authority                                          5.50          07/01/12         972,500
  3,000,000  Southern California State Rapid Transit
               District Special Benefit Assessment District
               A1 AMBAC Insured                                   6.00          09/01/08       3,132,750
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14       1,889,540
  1,600,000  Stanislaus County CA COP Capital Improvement
               Project AMBAC Insured                              5.25          05/01/18       1,486,144
  2,000,000  Stanislaus County CA COP Series B AMBAC Insured      6.13          06/01/12       2,064,500
  1,000,000  Three Valleys CA Municipal Water District COP
               FGIC Insured                                       5.00          11/01/14         921,620
  2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25          11/01/10       1,950,000
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11         993,920
  1,000,000  Torrance CA COP AMBAC Insured                        5.75          04/01/16         993,030
  1,000,000  Truckee-Donner Public Utility District
               Certificate of Participation Water System
               Improvement Project                                5.50          11/15/16         958,750
  2,000,000  Tulare County CA COP Public Facilities
               Corporation Series A MBIA Insured                  6.10          11/15/07       2,119,060
  1,250,000  Twentynine Palms CA Water District CA COP            7.00          08/01/17       1,290,125
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14         987,800
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11       1,618,565
  6,900,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25          09/01/11       6,621,309
  1,000,000  University of California Revenue Multiple
               Purpose Projects AMBAC Insured                     4.75          09/01/15         865,000

------------------------
36

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  University of California Revenue Residential
               Housing Projects AMBAC Insured                     6.10 %        09/01/10   $   1,022,530
  2,000,000  University of California Revenue Residential
               Housing Projects AMBAC Insured                     6.30          09/01/13       2,026,120
  1,450,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10       1,433,688
  2,500,000  University of California State Housing System
               Series A MBIA Insured                              5.00          11/01/14       2,278,150
  2,175,000  Vallejo CA Revenue Water Improvement Project
               FSA Insured                                        5.70          05/01/16       2,134,219
  2,000,000  Ventura CA COP Public Facilities                     5.75          12/01/06       2,057,800
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07       2,021,780
  2,500,000  Walnut Creek CA John Muir Medical Center MBIA
               Insured                                            5.00          02/15/16       2,242,650
  1,245,000  West & Central Basin CA Financing Authority
               Series A AMBAC Insured                             5.00          08/01/16       1,121,795
  2,000,000  West & Century Basin Finance Authority CA
               Revenue West Basin Project AMBAC Insured           5.00          08/01/13       1,840,000
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15       1,122,755
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10       1,206,024
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18         935,640
  1,040,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22       1,038,579
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 407,623,368
             (Cost $401,499,761)

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.88%
             SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES+ - 2.20%
$ 1,000,000  California State HFFA St Joseph's Health
               Systems Series B V/R                               3.60 %        07/01/09   $   1,000,000
  1,000,000  California State PCFA Shell Oil Company Project
               V/R Series C                                       3.65          11/01/00       1,000,000
  1,800,000  California State PCFA Southern California
               Edison V/R Series A                                3.55          02/28/08       1,800,000
  1,075,000  California State PCFA Stanislaus Project V/R
               AMT LOC - Swiss Bank                               3.85          12/01/17       1,075,000
    800,000  California State PCFA V/R Shell Oil Co Project
               Series B                                           3.65          10/01/11         800,000
  1,700,000  Irvine Ranch CA Water District V/R                   3.55          06/01/15       1,700,000
  1,000,000  Irvine Ranch CA Water District V/R LOC -
               Sumitomo Bank Ltd                                  3.70          10/01/10       1,000,000
    950,000  Los Angeles County CA IDA Walter & Howard V/R
               AMT LOC - Dai-Ichi Kangyo Bank Ltd                 4.20          12/01/06         950,000
                                                                                           --------------
                                                                                           $   9,325,000

------------------------
38

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
  SHARES     SECURITY NAME                                       RATE            DATE          VALUE
             MONEY MARKET FUNDS - 0.68%
  2,863,530  Arbor Fund CA Tax-Exempt Portfolio                                            $   2,863,530
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  12,188,530
             (Cost $12,188,530)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $413,688,291)* (Note 1 and 3)                      99.15%               $  419,811,898
              Other Assets and Liabilities, Net                         0.85                     3,597,146
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  423,409,044
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 10,514,485
Gross Unrealized Depreciation     (4,390,878)
                                ------------
NET UNREALIZED APPRECIATION     $  6,123,607
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 91.53%
$ 2,425,000  California State DWR Central Valley Project
               Revenue                                            8.50 %        12/01/98   $   2,581,534
  3,625,000  California State DWR Central Valley Project
               Revenue Series H Prerefunded                       6.90          12/01/25       3,922,286
  2,000,000  California State DWR Central Valley Project
               Revenue Series L                                   8.00          12/01/01       2,268,000
    500,000  California State EDFA Revenue Pooled College &
               University Financing                               5.10          06/01/98         501,975
    500,000  California State HFFA Revenue Episcopal Homes
               Mortgage Insurance                                 7.20          07/01/99         507,845
    260,000  California State HFFA Revenue Mortgage
               Insurance                                          7.40          12/01/00         276,528
  2,135,000  California State Maritime Infrastructure
               Authority Port of San Diego Revenue AMT AMBAC
               Insured                                            5.00          11/01/02       2,142,537
  1,785,000  California State Public Power Agency San Juan
               Project Revenue Series F AMBAC Insured             5.65          07/01/03       1,858,756
  1,000,000  California State Public Revenue CA State
               University Projects                                6.70          10/01/17       1,110,000
    500,000  California State Public Works Board Lease
               Revenue Department of Corrections State
               Prison                                             7.00          09/01/98         510,290
    750,000  California State Public Works Board Lease
               Revenue Department of Corrections State
               Prison                                             7.20          11/01/98         766,658
  1,500,000  California Statewide CDA Revenue COP Saint
               Joseph Health System                               4.30          07/01/98       1,501,890
  3,500,000  California-Oregon State Electrical Transmission
               Project Series A MBIA Insured                      7.00          05/01/24       3,791,305
    250,000  Carlsbad CA USD COP Phase III                        6.70          11/01/99         260,330

------------------------
40

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 4,000,000  Contra Costa County CA Transportation Authority
               Sales Tax Revenue Series A FGIC Insured            6.00 %        03/01/04   $   4,262,160
  2,000,000  Desert Sands CA USD COP Series C                     4.30          03/01/98       1,992,520
  4,000,000  East Bay CA MUD Water System Revenue MBIA
               Insured                                            7.50          06/01/18       4,415,320
    500,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           5.40          05/01/98         504,820
    600,000  Encinitas CA USD COP Measure B Capital Projects      4.38          09/01/98         598,878
    820,000  Foster City CA PFA                                   4.70          09/01/98         818,967
    685,000  Foster City CA PFA                                   5.40          09/01/01         692,405
  2,000,000  Industry CA Urban Development Agency FSA
               Insured                                            4.70          05/01/04       1,962,500
    500,000  Los Angeles CA Community RDFA Central Business
               District Project Series G                          6.20          07/01/97         501,880
  1,000,000  Los Angeles CA Department of Airports Revenue
               FGIC Insured                                       6.50          05/15/04       1,097,500
    750,000  Los Angeles CA DW&P Water Works Revenue              7.10          08/01/02         778,718
    725,000  Los Angeles CA Judgement Obligation Bonds
               Series A                                           4.70          08/01/98         732,018
  2,205,000  Los Angeles CA USD Certificates Participation
               Properties FSA Insured                             4.75          10/01/02       2,202,244
  1,300,000  Los Angeles CA Waste Water System Revenue
               Series A MBIA Insured                              8.50          06/01/03       1,544,530
  1,000,000  Los Angeles CA Waste Water System Revenue
               Series D Prerefunded                               6.70          12/01/21       1,089,340
    300,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series A                         6.10          07/01/99         308,628
    500,000  Morgan Hill CA RDFA Tax Allocation Ojo De Agua
               Community Development Project                      5.60          03/01/00         503,700
  1,075,000  Mount Diablo CA USD Community Facilities
               District Special Tax AMBAC Insured                 8.00          08/01/03       1,253,719
  3,320,000  Orange County CA MUD Allen-McCollough Pipeline
               MBIA Insured                                       5.50          07/01/05       3,404,029

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,500,000  Rancho CA Water District Financing Authority
               Revenue                                            4.70 %        08/15/21   $   2,468,750
  1,000,000  Riverside County CA Transportation Sales Tax
               Revenue Series A                                   6.40          06/01/99       1,035,000
    300,000  Sacramento CA Light Rail Transportation Project      6.30          07/01/00         311,517
    500,000  Sacramento CA MUD Electric Revenue MBIA Insured      7.50          08/15/99         527,525
    500,000  San Diego CA Transportation Authority COP Bus
               Acquisition Project                                6.60          12/01/01         524,140
  2,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            6.25          04/01/02       2,134,060
  1,090,000  San Francisco CA City & County International
               Airport Revenue MBIA Insured                       8.00          05/01/05       1,276,663
  1,150,000  San Francisco CA City & County International
               Revenue AMT MBIA Insured                           8.00          05/01/05       1,346,938
  1,000,000  San Francisco CA City & County RDFA Lease
               Revenue George R Moscone Center AMBAC Insured      6.20          10/01/00       1,052,500
    750,000  San Francisco CA Redevelopment Agency Lease
               Revenue George Moscone Center Project              7.40          07/01/98         774,390
    500,000  Santa Monica CA Wastewater Enterprise Revenue
               Hyperion Project                                  12.00          01/01/01         623,905
  2,000,000  Southern California Rapid Transit District
               Certificates Participation MBIA Insured            7.50          07/01/05       2,217,500
  1,100,000  Southern California State Public Power
               Authority                                          6.75          07/01/00       1,157,750

------------------------
42

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,200,000  University of California Certificate of
               Participation Series A MBIA Insured                5.00 %        06/01/99   $   1,213,500
  1,000,000  University of California Multiple Projects
               Revenue Series A MBIA Insured                      6.00          09/01/02       1,057,728
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $  68,385,676
             (Cost $68,388,641)

             SHORT-TERM INSTRUMENTS - 7.26%
             SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES+ - 5.46%
$   900,000  Irvine Ranch CA Water District V/R LOC -
               Commerzbank AG                                     3.70 %        01/01/21   $     900,000
  3,220,000  Los Angeles CA Department of General Services
               Lease Revenue Series A V/R                         4.50          05/01/00       3,178,977
                                                                                           --------------
                                                                                           $   4,078,977

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
  SHARES     SECURITY NAME                                       RATE            DATE          VALUE
             MONEY MARKET FUNDS - 1.80%
  1,343,000  Arbor Fund CA Tax-Exempt Portfolio                                            $   1,343,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,421,977
             (Cost $5,449,053)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $73,837,694)* (Note 1 and 3)                       98.79%               $   73,807,653
              Other Assets and Liabilities, Net                         1.21                       900,262
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   74,707,915
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    440,015
Gross Unrealized Depreciation       (470,056)
                                ------------
NET UNREALIZED DEPRECIATION     $    (30,041)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
44

                                                          NATIONAL TAX-FREE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS - 97.80%
             ALASKA - 1.72%
$   200,000  Anchorage AK USD FGIC Insured                        6.00 %        10/01/14   $     206,086

             CALIFORNIA - 0.92%
$    20,000  California State GO                                  6.00 %        02/01/01   $      20,914
    100,000  East Bay CA MUD Special District                     5.00          04/01/15          89,750
                                                                                           --------------
                                                                                           $     110,664

             COLORADO - 3.62%
$   135,000  Douglas County CO USD MBIA Insured                   5.95 %        12/15/06   $     143,217
    270,000  El Paso County CO USD                                6.15          12/15/08         291,263
                                                                                           --------------
                                                                                           $     434,480

             HAWAII - 4.87%
$   175,000  Hawaii State Series CC GO                            5.13 %        02/01/07   $     173,682
    150,000  Hawaii State Series CC GO                            5.13          02/01/08         147,593
    250,000  Hawaii State Series CL GO                            6.00          03/01/09         262,813
                                                                                           --------------
                                                                                           $     584,088

             ILLINOIS - 6.27%
$   500,000  Chicago IL Board of Education Series A               6.13 %        01/01/07   $     531,250
    200,000  Chicago IL O'Hare International Airport Revenue
               Series A                                           6.75          01/01/06         221,250
                                                                                           --------------
                                                                                           $     752,500

             KENTUCKY - 1.21%
$   140,000  Kentucky State Housing Corporation Revenue FHA
               Insured                                            6.50 %        07/01/17   $     144,900

             MICHIGAN - 2.05%
$   250,000  Detroit MI City School District                      5.13 %        05/01/07   $     245,408

                                                           ---------------------

NATIONAL TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             MISSOURI - 0.81%
$   100,000  Missouri State Regional Convention & Sports
               Center                                             5.00 %        08/15/05   $      97,605

             NEVADA - 9.45%
$   500,000  Clark County NV Las Vegas Convention & Visitors
               Authority FSA Insured                              6.00 %        07/01/26   $     499,830
    150,000  Clark County NV Series A - AMBAC Insured             6.00          06/01/03         159,911
    500,000  Reno NV Hospital Revenue                             5.63          05/15/23         474,760
                                                                                           --------------
                                                                                           $   1,134,501

             NEW MEXICO - 14.44%
$ 1,000,000  Albuquerque NM General Purpose Revenue Series A      5.00 %        07/01/03   $   1,006,250
    500,000  Bernalillo County NM Gross Receipt Tax Revenue
               Series B                                           5.00          04/01/14         470,625
    250,000  Santa Fe County NM Gross Receipts Tax Revenue
               Series A                                           6.00          02/01/27         255,625
                                                                                           --------------
                                                                                           $   1,732,500

             NEW YORK - 6.39%
$   250,000  Erie County NY Public Improvement                    6.13 %        01/15/10   $     265,000
    250,000  New York NY FGIC Series E                            6.00          08/01/12         253,750
    250,000  New York NY Municipal Assistance Corp Series E       5.20          07/01/08         247,500
                                                                                           --------------
                                                                                           $     766,250

             NORTH DAKOTA - 0.85%
$   100,000  North Dakota State Building Authority Lease
               Revenue                                            5.35 %        06/01/02   $     101,898

             PUERTO RICO - 2.31%
$   250,000  Commonwealth of Puerto Rico Electrical Power
               Authority Series W MBIA Insured                    6.50 %        07/01/06   $     277,623

------------------------
46

                                                          NATIONAL TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             TEXAS - 18.83%
$   400,000  Austin TX Utility Systems Revenue                    5.90 %        10/01/99   $     412,784
    500,000  Decatur TX Independent School District               6.13          08/01/25         511,875
    250,000  El Paso TX GO                                        7.00          08/15/06         280,938
    500,000  Houston TX Independent School District               6.15          08/15/14         535,625
    125,000  Port Authur TX MBIA Insured                          8.50          02/15/03         147,870
    115,000  San Antonio TX GO                                    5.13          08/01/01         116,869
    250,000  Texas State Financial Public Finance Authority
               Series B                                           5.30          10/01/07         252,813
                                                                                           --------------
                                                                                           $   2,258,774

             UTAH - 8.37%
$   250,000  Salt Lake City UT RDA Neighborhood Tax Revenue       6.50 %        10/01/01   $     264,508
    250,000  Utah State Building Ownership Authority Lease
               Series A                                           6.00          05/15/09         255,333
    250,000  Washington County UT USD St Georges FGIC
               Insured                                            5.00          09/01/06         246,778
    225,000  Washington County UT USD St Georges FGIC
               Insured                                            6.00          03/01/03         237,704
                                                                                           --------------
                                                                                           $   1,004,323

             VERMONT - 4.57%
$   500,000  Burlington VT Electricity Revenue Series A MBIA
               Insured                                            6.38 %        07/01/10   $     548,010

                                                           ---------------------

NATIONAL TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             MUNICIPAL BONDS (CONTINUED)
             WASHINGTON - 10.28%
$   500,000  Clark County WA Sewer Revenue                        6.00 %        12/01/06   $     525,000
    100,000  Island County WA USD South Whidbey                   6.75          12/01/07         113,000
    250,000  Lynnwood WA Improvement District Anticipatory
               Notes                                              5.15          04/01/97         250,009
    100,000  South Columbian Basin WA Improvement District
               Revenue                                            6.00          12/01/02         104,694
    250,000  Washington State Public Power Supply Systems
               Nuclear                                            5.25          07/01/08         241,223
                                                                                           --------------
                                                                                           $   1,233,926

             WISCONSIN - 0.84%
$   100,000  Wisconsin State Tax Income                           5.10 %        11/01/01   $     101,369
                                                                                           --------------
             TOTAL MUNICIPAL BONDS                                                         $  11,734,905
             (Cost $11,765,216)
  SHARES

             SHORT-TERM INSTRUMENTS - 3.26%
             MONEY MARKET FUNDS - 3.26%
    391,000  Goldman Sachs & Co Financial Square Tax-Free Fund                             $     391,000
             (Cost $391,000)

------------------------
48

                                                          NATIONAL TAX-FREE FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $12,156,216)* (Note 1 and 3)                      101.06%               $   12,125,905
              Other Assets and Liabilities, Net                        (1.06)                     (127,343)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   11,998,562
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     70,470
Gross Unrealized Depreciation       (100,781)
                                ------------
NET UNREALIZED DEPRECIATION     $    (30,311)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

OREGON TAX-FREE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             OREGON MUNICIPAL BONDS - 81.77%
$   320,000  Benton County OR Hospital Facilities Good
               Samaritan Hospital Corvallis                       6.25 %        10/01/09   $     324,934
    300,000  Chemeketa OR Community College District AMBAC
               Insured                                            5.40          06/01/07         306,375
  1,100,000  Chemeketa OR Community College District FGIC
               Insured                                            6.00          06/01/06       1,175,548
  1,000,000  Chemeketa OR Community College District Series
               B                                                  5.60          06/01/14         991,960
    250,000  Chemeketa OR Community College MBIA Insured          6.50          07/01/07         277,648
    500,000  Clackamas & Washington Counties OR GO Series A       5.88          10/01/09         518,710
    495,000  Clackamas County HFFA Jennings Lodge Project
               GNMA FHA credit support                            7.50          10/20/31         530,798
    300,000  Clackamas County HFFA Sisters of Providence
               Series A                                           6.38          10/01/05         321,003
    565,000  Clackamas County OR School District #12 GO           4.75          06/01/06         546,807
    500,000  Clackamas OR Community College District Series
               B                                                  5.40          06/01/10         496,875
  1,000,000  Deschutes County OR                                  5.30          06/01/14         966,250
    500,000  Emerald Peoples OR MUD Revenue FGIC Insured          7.00          11/01/00         536,250
  1,000,000  Emerald Peoples OR MUD Revenue FGIC Insured          7.35          11/01/13       1,192,130
  1,750,000  Emerald Peoples OR Utility District                  7.35          11/01/07       2,025,625
    630,000  Emerald Peoples OR Utility District Revenue          7.20          11/01/06         712,688
    250,000  Eugene OR Electric Utilities Revenue                 6.40          08/01/07         261,550
    845,000  Eugene OR Public Safety Facilities Revenue           6.00          06/01/06         894,644
  1,000,000  Hillsboro OR Hospital Healthcare Facility            5.75          10/01/12         961,250
    620,000  Hood River County OR USD GO AMBAC Insured            5.65          06/01/08         637,143
    500,000  Josephine County OR USD FGIC                         5.75          06/01/07         522,615

------------------------
50

                                                            OREGON TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             OREGON MUNICIPAL BONDS (CONTINUED)
$   750,000  Lane County OR USD Lane County Community
               College GO                                         5.20 %        06/01/05   $     758,018
  1,000,000  Linn & Benton OR School District GO                  5.35          06/01/08       1,016,250
    100,000  Marion & Polk Counties OR USD Salem GO               5.90          10/01/07         105,355
  1,000,000  Multnomah County OR School District GO               5.50          06/01/15         973,750
  1,000,000  Multnomah County OR School District GO               5.63          06/01/12       1,003,450
    250,000  Multnomah-Clackamas County OR Riverdale USD          5.63          06/01/11         250,863
    250,000  Oregon State Board Bank Revenue Economic
               Development                                        5.50          01/01/13         239,928
    750,000  Oregon State Board of Higher Education GO
               Series C                                           5.95          08/01/26         757,920
    250,000  Oregon State Department General Services AMBAC
               Insured                                            7.50          09/01/15         277,188
    480,000  Oregon State GO                                      7.25          07/01/07         561,979
    255,000  Oregon State GO                                      7.30          01/01/08         298,911
    175,000  Oregon State GO                                      9.00          10/01/05         221,692
  2,000,000  Oregon State GO Higher Education Building            6.30          08/01/13       2,114,840
      5,000  Oregon State Housing Agency Revenue Family
               Mortgage Project Series A                          7.38          07/10/10           5,119
    575,000  Oregon State Housing Educational & Cultural
               Facilities Authority Revenue Reed College
               Project                                            6.75          07/01/21         628,567
    140,000  Oregon State SFMR Program FHA/VA Insured             7.05          07/01/09         146,378
    275,000  Port Morrow OR Pollution Control Project
               General Electric Co                                6.38          04/01/08         294,250
    485,000  Portland OR Arena Gas Tax Revenue Series A           5.35          06/01/07         488,638
    150,000  Portland OR MUD Sewer System Revenue Series A        6.05          06/01/09         158,438
  1,000,000  Portland OR Series B                                 4.63          04/01/13         901,250
    750,000  Portland OR Sewer System Revenue Series A            5.75          06/01/06         777,188
     40,000  Tri-County Metropolitan OR Transportation
               District Revenue                                   5.70          08/01/13          39,946
    500,000  Tualatin Hills OR Park & Recreation GO               5.75          03/01/15         501,875

                                                           ---------------------

OREGON TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             OREGON MUNICIPAL BONDS (CONTINUED)
$   400,000  Umatilla County OR GO                                5.20 %        10/01/08   $     394,500
    250,000  Washington & Clackamas County OR School
               District J Tigard                                  5.50          06/01/06         253,490
  1,265,000  Washington County OR School District Series B        5.25          12/01/01       1,290,300
  2,000,000  Washington County OR Unified Sewer Agency
               Revenue FGIC Insured                               5.50          10/01/13       1,982,500
    725,000  Washington County School District J Sherwood
               FSA Insured                                        6.10          06/01/12         758,560
    550,000  Western Lane OR HFFA Revenue Sisters of St.
               Joseph Peace Services MBIA Insured                 5.63          08/01/07         566,496
                                                                                           --------------
             TOTAL OREGON MUNICIPAL BONDS                                                  $  31,968,442
             (Cost $31,880,992)

             PUERTO RICO MUNICIPAL BONDS - 13.93%
$    40,000  Commonwealth of Puerto Rico Aqueduct & Sewer
               Revenue                                           10.25 %        07/01/09   $      54,339
    350,000  Commonwealth of Puerto Rico MFHR LOC -
               Government Development Bank of Puerto Rico         7.50          04/01/22         366,916
    425,000  Commonwealth of Puerto Rico PCR Facilities
               Financing Authority Upjohn Co Project              7.50          12/01/23         456,845
    250,000  Commonwealth of Puerto Rico SFMR GNMA Insured        7.50          10/15/12         260,785
  1,310,000  Puerto Rico Commonwealth Aqueduct & Sewer
               Revenue                                            6.00          07/01/07       1,408,250
  1,600,000  Puerto Rico Commonwealth Highway &
               Transportation Revenue Series Y                    6.25          07/01/08       1,744,000
  1,000,000  Puerto Rico Electric Power Authority Revenue
               MBIA Insured                                       7.00          07/01/07       1,156,250
                                                                                           --------------
             TOTAL PUERTO RICO MUNICIPAL BONDS                                             $   5,447,385
             (Cost $5,463,786)

------------------------
52

                                                            OREGON TAX-FREE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.82%
             SHORT-TERM OREGON MUNICIPAL SECURITIES+ - 1.53%
$   600,000  Portland OR PCR Harbor Authority V/R                 3.80 %        12/01/09   $     600,000
  SHARES

             MONEY MARKET FUNDS - 1.29%
    504,001  Goldman Sachs & Co Financial Square Tax-Free Fund                             $     504,001
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   1,104,001
             (Cost $1,104,001)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $38,448,779)* (Note 1 and 3)                       98.52%               $   38,519,828
              Other Assets and Liabilities, Net                         1.48                       577,722
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   39,097,550
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES HAVE A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    505,933
Gross Unrealized Depreciation       (434,884)
                                ------------
NET UNREALIZED APPRECIATION     $     71,049
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                                 ARIZONA         CALIFORNIA
                                                TAX-FREE           TAX-FREE
                                                    FUND          BOND FUND
---------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $20,641,503     $  419,811,898
  Cash                                             1,420              1,482
Receivables:
  Interest                                       296,462          6,757,906
  Fund shares sold                                     0            116,349
  Due from administrator (Note 2)                 21,415                  0
Organization expenses, net of
  amortization                                     2,763                  0
Prepaid expenses                                   4,733                786
TOTAL ASSETS                                  20,968,296        426,688,421
LIABILITIES
Payables:
  Investment securities purchased                558,210                  0
  Distribution to shareholders                    76,183          1,678,746
  Capital shares redeemed                              0                  0
  Due to sponsor and distributor (Note
    2)                                             5,302            491,279
  Due to adviser (Note 2)                              0            671,972
  Other                                           54,331            437,380
TOTAL LIABILITIES                                694,026          3,279,377
TOTAL NET ASSETS
                                             $20,274,270     $  423,409,044
NET ASSETS CONSIST OF:
  Paid-in capital                            $20,136,111     $  419,138,931
  Undistributed net realized gain (loss)
    on investments                                79,622         (1,853,494)
  Net unrealized appreciation
    (depreciation) of investments                 58,537          6,123,607
TOTAL NET ASSETS                             $20,274,270     $  423,409,044
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $ 5,744,086     $  280,787,654
Shares outstanding - Class A                     549,986         26,183,047
Net asset value per share - Class A          $     10.44     $        10.72
Maximum offering price per share - Class
  A                                          $     10.93(1)  $        11.23(1)
Net assets - Class B                         $   181,599     $   47,170,273
Shares outstanding - Class B                      18,026          4,315,300
Net asset value and offering price per
  share - Class B                            $     10.07     $        10.93
Net assets - Institutional Class             $14,348,585     $   95,451,117
Shares outstanding - Institutional Class       1,374,529          8,879,099
Net asset value and offering price per
  share - Institutional Class                $     10.44     $        10.75
INVESTMENT AT COST (NOTE 3)                  $20,582,966     $  413,688,291
---------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

------------------------
54

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                               CALIFORNIA        NATIONAL           OREGON
                                                 TAX-FREE        TAX-FREE         TAX-FREE
                                              INCOME FUND            FUND             FUND
---------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $ 73,807,653     $12,125,905     $ 38,519,828
  Cash                                                250           1,026            3,142
Receivables:
  Interest                                      1,269,301         178,630          789,040
  Fund shares sold                                      0               0                0
  Due from administrator (Note 2)                       0          47,415                0
Organization expenses, net of
  amortization                                      4,909          12,254                0
Prepaid expenses                                   52,495               0            8,703
TOTAL ASSETS                                   75,134,608      12,365,230       39,320,713
LIABILITIES
Payables:
  Investment securities purchased                       0         281,825                0
  Distribution to shareholders                    237,952          46,900          121,323
  Capital shares redeemed                               0               0           29,292
  Due to sponsor and distributor (Note
    2)                                             29,733             517           15,597
  Due to adviser (Note 2)                         119,079               0           17,494
  Other                                            39,929          37,426           39,457
TOTAL LIABILITIES                                 426,693         366,668          223,163
TOTAL NET ASSETS
                                             $ 74,707,915     $11,998,562     $ 39,097,550
NET ASSETS CONSIST OF:
  Paid-in capital                            $ 74,724,614     $12,032,980     $ 38,604,572
  Undistributed net realized gain (loss)
    on investments                                 13,342          (4,107)         421,929
  Net unrealized appreciation
    (depreciation) of investments                 (30,041)        (30,311)          71,049
TOTAL NET ASSETS                             $ 74,707,915     $11,998,562     $ 39,097,550
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $ 67,646,918     $ 4,525,711     $ 30,634,929
Shares outstanding - Class A                    6,586,755         298,316        1,880,867
Net asset value per share - Class A          $      10.27     $     15.17     $      16.29
Maximum offering price per share - Class
  A                                          $      10.59(2)  $     15.88(1)  $      17.06(1)
Net assets - Class B                                  N/A     $   119,333     $    287,140
Shares outstanding - Class B                          N/A          11,925           28,712
Net asset value and offering price per
  share - Class B                                     N/A     $     10.01     $      10.00
Net assets - Institutional Class             $  7,060,997     $ 7,353,518     $  8,175,481
Shares outstanding - Institutional Class          698,686         484,863          502,088
Net asset value and offering price per
  share - Institutional Class                $      10.11     $     15.17     $      16.28
INVESTMENT AT COST (NOTE 3)                  $ 73,837,694     $12,156,216     $ 38,448,779
---------------------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                                            CALIFORNIA TAX-FREE BOND
                                                 ARIZONA TAX-FREE FUND                          FUND
                                             -------------------------     -------------------------
                                                FOR THE                       FOR THE        FOR THE
                                                    SIX                           SIX           NINE
                                                 MONTHS        FOR THE         MONTHS         MONTHS
                                                  ENDED     YEAR ENDED          ENDED          ENDED
                                              MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,
                                                   1997           1996           1997           1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                   $  553,763     $1,263,459     $12,579,873    $14,068,280
TOTAL INVESTMENT INCOME                         553,763      1,263,459     12,579,873     14,068,280
EXPENSES (NOTE 2)
  Advisory fees                                  52,838        120,757      1,085,385      1,202,280
  Administration fees                             5,750         34,843         85,535         73,687
  Custody fees                                    1,800          5,038         38,114         43,440
  Shareholder servicing fees                     26,968          2,748        630,658        752,569
  Portfolio accounting fees                      19,554         38,026         74,376         84,857
  Transfer agency fees                            7,988         18,340        152,357        145,236
  Distribution fees                               1,887         20,787        226,105        288,335
  Amortization of organization expenses           3,493          6,985          1,266          4,476
  Legal and audit fees                           16,795          7,499         32,128         58,125
  Registration fees                              10,813         20,950         33,563         34,890
  Directors' fees                                 2,253          6,569          2,490          3,743
  Shareholder reports                             8,398         25,455         28,602         51,039
  Other                                           5,958          8,025         32,195         70,070
TOTAL EXPENSES                                  164,495        316,022      2,422,774      2,812,747
Less:
  Waived fees and reimbursed expenses          (114,652)      (172,659)      (820,005)      (921,858)
Net Expenses                                     49,843        143,363      1,602,769      1,890,889
NET INVESTMENT INCOME                           503,920      1,120,096     10,977,104     12,177,391

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain on sale of
    investments                                 117,123        336,608        703,761      2,803,854
  Net change in unrealized appreciation
    (depreciation) of investments               (97,594)      (564,971)    (2,610,834)    (9,703,374)
NET GAIN (LOSS) ON INVESTMENTS                   19,529       (228,363)    (1,907,073)    (6,899,520)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $  523,449     $  891,733     $9,070,031     $5,277,871
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
56

                                                        STATEMENTS OF OPERATIONS

                                                   CALIFORNIA TAX-FREE
                                                           INCOME FUND        NATIONAL TAX-FREE FUND          OREGON TAX-FREE FUND
                                             -------------------------     -------------------------     -------------------------
                                                FOR THE        FOR THE        FOR THE                       FOR THE
                                                    SIX           NINE            SIX                           SIX
                                                 MONTHS         MONTHS         MONTHS        FOR THE         MONTHS        FOR THE
                                                  ENDED          ENDED          ENDED     YEAR ENDED          ENDED     YEAR ENDED
                                              MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,
                                                   1997           1996           1997           1996           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                   $1,854,315     $2,749,129     $  312,827     $  689,500     $1,052,189     $2,585,534
TOTAL INVESTMENT INCOME                       1,854,315      2,749,129        312,827        689,500      1,052,189      2,585,534
EXPENSES (NOTE 2)
  Advisory fees                                 211,764        300,312         30,284         67,463        102,775        230,626
  Administration fees                            16,307         18,371          3,222         19,518         10,907         66,644
  Custody fees                                    7,571         10,974          1,009          2,801          3,433         11,283
  Shareholder servicing fees                    125,292        183,562         15,139          1,802         51,387         50,431
  Portfolio accounting fees                      37,447         54,901         16,240         36,465         26,393         38,007
  Transfer agency fees                           31,934         31,443          4,675         12,321         18,017         38,225
  Distribution fees                              19,246         30,358          1,292            146          8,553          1,013
  Amortization of organization expenses           4,182          6,288          8,170          2,656              0          1,824
  Legal and audit fees                           10,581         16,983         16,796          4,185         12,800         16,936
  Registration fees                              10,718         14,972         11,948         12,877          7,987         13,407
  Directors' fees                                 2,490          3,743          2,510          5,886          2,300          5,926
  Shareholder reports                            12,448         18,717         11,800         23,621         12,400         31,650
  Other                                           4,833          7,718          3,805          5,385         10,497          6,480
TOTAL EXPENSES                                  494,813        698,342        126,890        195,126        267,449        512,452
Less:
  Waived fees and reimbursed expenses          (221,267)      (299,200)      (105,585)      (142,023)      (152,154)      (139,960)
Net Expenses                                    273,546        399,142         21,305         53,103        115,295        372,492
NET INVESTMENT INCOME                         1,580,769      2,349,987        291,522        636,397        936,894      2,213,042

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain on sale of
    investments                                 248,774          2,344         28,242         12,999        503,644        226,397
  Net change in unrealized appreciation
    (depreciation) of investments               (98,200)      (677,786)       (87,198)       (92,672)      (719,337)      (105,222)
NET GAIN (LOSS) ON INVESTMENTS                  150,574       (675,442)       (58,956)       (79,673)      (215,693)       121,175
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $1,731,343     $1,674,545     $  232,566     $  556,724     $  721,201     $2,334,217
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   ARIZONA TAX-FREE FUND
                                             -----------------------------------------------------------
                                                                                 FOR THE
                                             FOR THE SIX                            FOUR
                                                  MONTHS         FOR THE          MONTHS         FOR THE
                                                   ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                               MARCH 31,       SEPT. 30,       SEPT. 30,         MAY 31,
                                                    1997            1996            1995            1995
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $   503,920     $ 1,120,096     $   390,606     $ 1,221,865
  Net realized gain (loss) on sale of
    investments                                  117,123         336,608          68,297           6,272
  Net change in unrealized appreciation
    (depreciation) of investments                (97,594)       (564,971)         80,894         440,550
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  523,449         891,733         539,797       1,668,687
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (143,470)       (370,176)       (390,606)     (1,221,865)
    CLASS B                                       (1,534)            (11)              0               0
    INSTITUTIONAL CLASS                         (358,916)       (749,909)              0               0
  In excess of net investment income
    CLASS A                                            0               0         (61,287)        (52,079)
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0               0               0               0
  From net realized gain on sale of
    investments
    CLASS A                                            0        (109,463)              0          (6,272)
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0        (227,136)              0               0
  In excess of net realized gain
    CLASS A                                            0         (12,756)              0         (20,328)
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0         (24,754)              0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A             88,082       1,232,906       1,568,324       6,231,470
  Reinvestment of dividends - Class A            107,419         329,709         103,193         282,090
  Cost of shares redeemed - Class A           (1,794,342)    (18,720,996)     (1,719,071)     (7,453,357)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (1,598,841)    (17,158,381)        (47,554)       (939,797)
  Proceeds from shares sold - Class B            183,000          20,025               0               0
  Reinvestment of dividends - Class B                900               0               0               0
  Cost of shares redeemed - Class B              (20,119)              0               0               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           163,781          20,025               0               0
  Proceeds from shares sold -
    Institutional Class                          795,737      19,525,762               0               0
  Reinvestment of dividends -
    Institutional Class                            1,171           6,149               0               0
  Cost of shares redeemed -
    Institutional Class                       (2,034,842)     (3,485,066)              0               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (1,237,934)     16,046,845               0               0
INCREASE (DECREASE) IN NET ASSETS             (2,653,465)     (1,693,983)         40,350        (571,654)

NET ASSETS:
  Beginning net assets                        22,927,735      24,621,718      24,581,368      25,153,022
  ENDING NET ASSETS                          $20,274,270     $22,927,735     $24,621,718     $24,581,368
--------------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $34,768,827 FOR CLASS A AND $108,895,455 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA CALIFORNIA TAX-EXEMPT FUND. SEE NOTE 1.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $4,994,478 FOR CLASS A AND $9,693,700 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA SHORT-TERM CALIFORNIA TAX-EXEMPT FUND. SEE NOTE 1.
The accompanying notes are an integral part of these financial statements.

---------------------
58

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                              CALIFORNIA TAX-FREE BOND FUND
                                             ----------------------------------------------
                                              FOR THE SIX     FOR THE NINE          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,         DEC. 31,
                                                     1997         1996 (1)             1995
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $ 10,977,104     $ 12,177,391     $ 15,982,476
  Net realized gain (loss) on sale of
    investments                                   703,761        2,803,854          591,815
  Net change in unrealized appreciation
    (depreciation) of investments              (2,610,834)      (9,703,374)      35,434,462
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                 9,070,031        5,277,871       52,008,753
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (7,407,796)     (10,685,255)     (15,472,726)
    CLASS B                                      (966,271)      (1,125,031)        (509,750)
    INSTITUTIONAL CLASS                        (2,603,035)        (367,105)               0
  In excess of net investment income
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    INSTITUTIONAL CLASS                                 0                0                0
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    INSTITUTIONAL CLASS                                 0                0                0
  In excess of net realized gain
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0
    INSTITUTIONAL CLASS                                 0                0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          11,498,244       66,701,505       33,207,626
  Reinvestment of dividends - Class A           4,945,521        7,380,505       10,558,616
  Cost of shares redeemed - Class A           (35,126,395)     (62,521,660)     (88,142,779)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (18,682,630)      11,560,350      (44,376,537)
  Proceeds from shares sold - Class B           9,758,966       17,171,150       26,079,671
  Reinvestment of dividends - Class B             704,669          809,463          313,904
  Cost of shares redeemed - Class B            (3,088,552)      (4,072,983)        (557,099)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          7,375,083       13,907,630       25,836,476
  Proceeds from shares sold -
    Institutional Class                         2,525,829      109,432,129                0
  Reinvestment of dividends -
    Institutional Class                           188,029              416                0
  Cost of shares redeemed -
    Institutional Class                       (13,787,210)      (3,636,945)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (11,073,352)     105,795,600                0
INCREASE (DECREASE) IN NET ASSETS             (24,287,970)     124,364,060       17,486,216

NET ASSETS:
  Beginning net assets                        447,697,014      323,332,954      305,846,738
  ENDING NET ASSETS                          $423,409,044     $447,697,014     $323,332,954
-------------------------------------------------------------------------------------------

                                                           CALIFORNIA TAX-FREE INCOME FUND

                                                  MONTHS     FOR THE NINE          FOR THE
                                                   ENDED     MONTHS ENDED       YEAR ENDED
                                               MARCH 31,        SEPT. 30,         DEC. 31,
                                                    1997         1996 (2)             1995
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                      $ 1,580,769     $  2,349,987     $  2,054,164
  Net realized gain (loss) on sale of
    investments                                  248,774            2,344          (43,204)
  Net change in unrealized appreciation
    (depreciation) of investments                (98,200)        (677,786)       2,645,684
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                1,731,343        1,674,545        4,656,644
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                   (1,432,926)      (2,330,216)      (2,054,164)
    CLASS B                                          N/A              N/A              N/A
    INSTITUTIONAL CLASS                         (147,843)         (19,771)               0
  In excess of net investment income
    CLASS A                                            0                0                0
    CLASS B                                          N/A              N/A              N/A
    INSTITUTIONAL CLASS                                0                0                0
  From net realized gain on sale of
    investments
    CLASS A                                            0                0                0
    CLASS B                                          N/A              N/A              N/A
    INSTITUTIONAL CLASS                                0                0                0
  In excess of net realized gain
    CLASS A                                            0                0                0
    CLASS B                                          N/A              N/A              N/A
    INSTITUTIONAL CLASS                                0                0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A         11,076,589       44,078,871       51,648,405
  Reinvestment of dividends - Class A          1,252,455        2,046,401        1,618,516
  Cost of shares redeemed - Class A          (27,177,264)     (41,016,574)     (26,901,737)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                       (14,848,220)       5,108,698       26,365,184
  Proceeds from shares sold - Class B                N/A              N/A              N/A
  Reinvestment of dividends - Class B                N/A              N/A              N/A
  Cost of shares redeemed - Class B                  N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                          467,025       10,078,900                0
  Reinvestment of dividends -
    Institutional Class                           26,714                0                0
  Cost of shares redeemed -
    Institutional Class                       (3,513,007)         (52,763)               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS            (3,019,268)      10,026,137                0
INCREASE (DECREASE) IN NET ASSETS            (17,716,914)      14,459,393       28,967,664
NET ASSETS:
  Beginning net assets                        92,424,829       77,965,436       48,997,772
  ENDING NET ASSETS                          $74,707,915     $ 92,424,829     $ 77,965,436
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  NATIONAL TAX-FREE FUND
                                             -----------------------------------------------------------
                                                                                 FOR THE
                                             FOR THE SIX                            FOUR
                                                  MONTHS         FOR THE          MONTHS         FOR THE
                                                   ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                               MARCH 31,       SEPT. 30,       SEPT. 30,         MAY 31,
                                                    1997            1996            1995            1995
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $   291,522     $   636,397     $   225,575     $   622,957
  Net realized gain (loss) on sale of
    investments                                   28,242          12,999          (1,042)        (75,743)
  Net change in unrealized appreciation
    (depreciation) of investments                (87,198)        (92,672)         82,929         376,362
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  232,566         556,724         307,462         923,576
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (112,378)       (298,145)       (225,575)       (622,957)
    CLASS B                                         (654)              0               0               0
    INSTITUTIONAL CLASS                         (178,490)       (338,252)              0               0
  In excess of net investment income
    CLASS A                                            0               0         (21,523)        (18,062)
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0               0               0               0
  From net realized gain on sale of
    investments
    CLASS A                                            0               0               0               0
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0               0               0               0
  In excess of net realized gain
    CLASS A                                            0               0               0               0
    CLASS B                                            0               0               0               0
    INSTITUTIONAL CLASS                                0               0               0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            163,757         252,284         624,616       5,682,988
  Reinvestment of dividends - Class A             83,037         186,973         113,062         287,582
  Cost of shares redeemed - Class A             (558,651)     (9,944,744)       (951,240)     (5,394,689)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                          (311,857)     (9,505,487)       (213,562)        575,881
  Proceeds from shares sold - Class B            151,670              25               0               0
  Reinvestment of dividends - Class B                163               0               0               0
  Cost of shares redeemed - Class B              (29,618)              0               0               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           122,215              25               0               0
  Proceeds from shares sold -
    Institutional Class                        1,266,444       9,318,896               0               0
  Reinvestment of dividends -
    Institutional Class                           60,571         104,965               0               0
  Cost of shares redeemed -
    Institutional Class                       (1,038,276)     (2,185,445)              0               0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS               288,739       7,238,416               0               0
INCREASE (DECREASE) IN NET ASSETS                 40,141      (2,346,719)       (153,198)        858,438

NET ASSETS:
  Beginning net assets                        11,958,421      14,305,140      14,458,338      13,599,900
  ENDING NET ASSETS                          $11,998,562     $11,958,421     $14,305,140     $14,458,338
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
60

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      OREGON TAX-FREE FUND
                                             -------------------------------------------------------------
                                                                                  FOR THE
                                             FOR THE SIX                             FOUR
                                                  MONTHS          FOR THE          MONTHS
                                                   ENDED       YEAR ENDED           ENDED          FOR THE
                                               MARCH 31,        SEPT. 30,       SEPT. 30,       YEAR ENDED
                                                    1997             1996            1995     MAY 31, 1995
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                      $   936,894     $  2,213,042     $   852,996     $  2,663,326
  Net realized gain (loss) on sale of
    investments                                  503,644          226,397          13,635         (239,143)
  Net change in unrealized appreciation
    (depreciation) of investments               (719,337)        (105,222)       (278,482)       1,451,939
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  721,201        2,334,217         588,149        3,876,122
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (738,895)      (1,836,397)       (852,996)      (2,663,326)
    CLASS B                                       (1,673)               0               0                0
    INSTITUTIONAL CLASS                         (196,326)        (376,645)              0                0
  In excess of net investment income
    CLASS A                                            0                0         (32,292)        (160,187)
    CLASS B                                            0                0               0                0
    INSTITUTIONAL CLASS                                0                0               0                0
  From net realized gain on sale of
    investments
    CLASS A                                      (64,075)               0               0         (128,294)
    CLASS B                                          (68)               0               0                0
    INSTITUTIONAL CLASS                          (16,029)               0               0                0
  In excess of net realized gain
    CLASS A                                            0                0               0                0
    CLASS B                                            0                0               0                0
    INSTITUTIONAL CLASS                                0                0               0                0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            705,873        1,339,221       1,376,768        5,706,279
  Reinvestment of dividends - Class A            603,836        1,177,977         531,664        1,830,242
  Cost of shares redeemed - Class A           (4,118,599)     (19,138,811)     (3,779,707)     (10,061,225)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (2,808,890)     (16,621,613)     (1,871,275)      (2,524,704)
  Proceeds from shares sold - Class B            290,001               25               0                0
  Reinvestment of dividends - Class B              1,006                0               0                0
  Cost of shares redeemed - Class B                    0                0               0                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           291,007               25               0                0
  Proceeds from shares sold -
    Institutional Class                          737,208       10,508,693               0                0
  Reinvestment of dividends -
    Institutional Class                           46,958           74,828               0                0
  Cost of shares redeemed -
    Institutional Class                       (1,060,607)      (1,972,408)              0                0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS              (276,441)       8,611,113               0                0
INCREASE (DECREASE) IN NET ASSETS             (3,090,189)      (7,889,300)     (2,168,414)      (1,600,389)

NET ASSETS:
  Beginning net assets                        42,187,739       50,077,039      52,245,453       53,845,842
  ENDING NET ASSETS                          $39,097,550     $ 42,187,739     $50,077,039     $ 52,245,453
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                ARIZONA TAX-FREE FUND (1)
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX                  FOUR
                                                             MONTHS       YEAR     MONTHS
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,  SEPT. 30,
                                                               1997       1996   1995 (2)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.45     $10.71     $10.68
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.24       0.48       0.17
  Net realized and unrealized gain (loss) on investments      (0.01)     (0.09)      0.06
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.23       0.39       0.23
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.24)     (0.48)     (0.20)
  Distributions from net realized gain                         0.00      (0.17)      0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.24)     (0.65)     (0.20)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $10.44     $10.45     $10.71
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 2.18%      3.60%    6.55%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $5,744     $7,331    $24,622
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.60%      0.78%      0.45%
  Ratio of net investment income to average net assets        4.54%      4.45%      4.73%
Portfolio turnover                                              77%        42%        62%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.58%      1.46%      1.35%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                3.56%      3.77%      3.83%
-----------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON MARCH 2, 1992.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
62

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                   ARIZONA TAX-FREE FUND (1) (CONT.)
                              --------------------------------------------------------------------------------------
                                                                                       CLASS B   INSTITUTIONAL CLASS
                                                         CLASS A (CONT.)  --------------------  --------------------
                              ------------------------------------------        SIX                   SIX
                                   YEAR       YEAR       YEAR     PERIOD     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                MAY 31,    MAY 31,    MAY 31,    MAY 31,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1995       1994       1993   1992 (3)       1997   1996 (4)       1997   1996 (5)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.48     $10.64     $10.09     $10.00     $10.07     $10.00     $10.44     $10.71
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.51       0.50       0.49       0.09       0.11       0.01       0.25       0.49
  Net realized and
    unrealized gain (loss)
    on investments                 0.23      (0.15)      0.55       0.08       0.00       0.07       0.00      (0.10)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.74       0.35       1.04       0.17       0.11       0.08       0.25       0.39
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.53)     (0.50)     (0.49)     (0.08)     (0.11)     (0.01)     (0.25)     (0.49)
  Distributions from net
    realized gain                 (0.01)     (0.01)      0.00       0.00       0.00       0.00       0.00      (0.17)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.54)     (0.51)     (0.49)     (0.08)     (0.11)     (0.01)     (0.25)     (0.66)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $10.68     $10.48     $10.64     $10.09     $10.07     $10.07     $10.44     $10.44
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     7.35%      3.28%     10.50%    7.02%**      1.09%      0.76%      2.38%      3.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $24,581    $25,153    $22,430     $4,690       $182        $20    $14,349    $15,577
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.40%      0.31%      0.20%      0.68%      1.30%      1.16%      0.40%      0.48%
  Ratio of net investment
    income to average net
    assets                        4.89%      4.72%      4.98%      4.32%      3.83%      3.59%      4.73%      4.63%
Portfolio turnover                  14%        28%         4%         0%        77%        42%        77%        42%
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.13%      1.00%      1.18%      2.08%      2.96%      1.81%      1.50%      1.20%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.16%      4.03%      4.00%      2.92%      2.17%      2.94%      3.63%      3.91%
--------------------------------------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE ARIZONA INTERMEDIATE TAX-FREE FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON MARCH 2, 1992 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON MARCH 2, 1992.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            CALIFORNIA TAX-FREE BOND FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (1)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.78     $11.05      $9.84
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.27       0.40       0.55
  Net realized and unrealized gain (loss) on investments      (0.06)     (0.27)      1.21
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.21       0.13       1.76
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.27)     (0.40)     (0.55)
  Distributions from net realized gain                         0.00       0.00       0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.27)     (0.40)     (0.55)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $10.72     $10.78     $11.05
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 1.98%      1.27%     18.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $280,788   $300,702   $296,417
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.68%      0.69%      0.68%
  Ratio of net investment income to average net assets        5.07%      4.99%      5.18%
Portfolio turnover                                               4%        22%         9%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.07%      1.07%      1.07%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                4.68%      4.61%      4.79%
-----------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

---------------------
64

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               CALIFORNIA TAX-FREE BOND FUND (CONT.)
                              --------------------------------------------------------------------------------------
                                                                                       CLASS B   INSTITUTIONAL CLASS
                                              CLASS A (CONT.)  -------------------------------  --------------------
                              -------------------------------        SIX       NINE                   SIX
                                   YEAR       YEAR       YEAR     MONTHS     MONTHS       YEAR     MONTHS     PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,   DEC. 31,  MARCH 31,  SEPT. 30,
                                   1994       1993       1992       1997       1996   1995 (2)       1997   1996 (3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $11.20     $10.41     $10.00     $10.98     $11.26     $10.00     $10.80     $10.69
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.56       0.56       0.53       0.24       0.35       0.48       0.28       0.04
  Net realized and
    unrealized gain (loss)
    on investments                (1.36)      0.84       0.41      (0.05)     (0.28)      1.26      (0.05)      0.11
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.80)      1.40       0.94       0.19       0.07       1.74       0.23       0.15
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.56)     (0.56)     (0.53)     (0.24)     (0.35)     (0.48)     (0.28)     (0.04)
  Distributions from net
    realized gain                  0.00      (0.05)      0.00       0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.56)     (0.61)     (0.53)     (0.24)     (0.35)     (0.48)     (0.28)     (0.04)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                          $9.84     $11.20     $10.41     $10.93     $10.98     $11.26     $10.75     $10.80
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     (7.27)%    13.82%    10.35%      1.76%      0.73%     17.72%      2.10%      1.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $305,847   $532,848   $242,409    $47,170    $40,099    $26,916    $95,451   $106,896
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.65%      0.64%      0.19%      1.32%      1.35%      1.32%      0.63%      0.67%
  Ratio of net investment
    income to average net
    assets                        5.35%      5.05%      5.67%      4.41%      4.32%      4.31%      5.12%      5.20%
Portfolio turnover                   3%         7%        18%         4%        22%         9%         4%        22%
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.06%      1.01%      1.07%      1.72%      1.73%      1.72%      0.95%      1.20%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.94%      4.68%      4.79%      4.01%      3.94%      3.91%      4.80%      4.67%
--------------------------------------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          CALIFORNIA TAX-FREE INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (1)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.26     $10.35      $9.84
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.19       0.29       0.38
  Net realized and unrealized gain (loss) on investments       0.01      (0.09)      0.51
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.20       0.20       0.89
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.19)     (0.29)     (0.38)
  Distributions from net realized gain                         0.00       0.00       0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.19)     (0.29)     (0.38)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $10.27     $10.26     $10.35
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 1.97%      2.01%      9.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $67,647    $82,359    $77,965
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.65%      0.65%      0.65%
  Ratio of net investment income to average net assets        3.73%      3.83%      3.70%
Portfolio turnover                                              14%        48%        31%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.18%      1.14%      1.22%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                3.20%      3.34%      3.13%
-----------------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

---------------------
66

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            CALIFORNIA TAX-FREE INCOME FUND (CONT.)
                              -----------------------------------------------------
                                                                INSTITUTIONAL CLASS
                                              CLASS A (CONT.)  --------------------
                              -------------------------------        SIX
                                   YEAR       YEAR     PERIOD     MONTHS     PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,
                                   1994       1993   1992 (2)       1997   1996 (3)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.36     $10.05     $10.00     $10.10     $10.06
                              ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.40       0.39       0.02       0.19       0.02
  Net realized and
    unrealized gain (loss)
    on investments                (0.52)      0.31       0.05       0.01       0.04
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.12)      0.70       0.07       0.20       0.06
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.40)     (0.39)     (0.02)     (0.19)     (0.02)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.40)     (0.39)     (0.02)     (0.19)     (0.02)
                              ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                          $9.84     $10.36     $10.05     $10.11     $10.10
                              ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     (1.10)%     7.10%     0.84%      2.00%      0.60%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $48,998    $52,873     $7,821     $7,061    $10,066
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.16%      0.34%      0.00%      0.60%      0.55%
  Ratio of net investment
    income to average net
    assets                        4.03%      3.74%      3.56%      3.73%      3.06%
Portfolio turnover                  33%        11%         0%        14%        48%
-----------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.21%      1.23%      1.55%      1.05%      0.92%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        2.98%      2.85%      2.01%      3.28%      2.69%
-----------------------------------------------------------------------------------

(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               NATIONAL TAX-FREE FUND (1)
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX                  FOUR
                                                             MONTHS       YEAR     MONTHS
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,  SEPT. 30,
                                                               1997       1996   1995 (2)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $15.24     $15.34     $15.28
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.37       0.72       0.24
  Net realized and unrealized gain (loss) on investments      (0.07)     (0.10)      0.08
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.30       0.62       0.32
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.37)     (0.72)     (0.26)
  Distributions from net realized gain                         0.00       0.00       0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.37)     (0.72)     (0.26)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $15.17     $15.24     $15.34
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 1.95%      4.03%    6.53%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                           $4,526     $4,827    $14,305
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.35%      0.42%      0.35%
  Ratio of net investment income to average net assets        4.81%      4.69%      4.65%
Portfolio turnover                                              86%        73%        86%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                2.11%      1.42%      1.85%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                3.05%      3.69%      3.15%
-----------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON JANUARY 15, 1993.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
68

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       NATIONAL TAX-FREE FUND (1) (CONT.)
                              ---------------------------------------------------------------------------
                                                                            CLASS B   INSTITUTIONAL CLASS
                                              CLASS A (CONT.)  --------------------  --------------------
                              -------------------------------        SIX                   SIX
                                   YEAR       YEAR     PERIOD     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                MAY 31,    MAY 31,    MAY 31,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1995       1994   1993 (3)       1997   1996 (4)       1997   1996 (5)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.98     $15.17     $15.00     $10.06     $10.00     $15.24     $15.34
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.68       0.64       0.17       0.06       0.00       0.37       0.71
  Net realized and
    unrealized gain (loss)
    on investments                 0.32      (0.17)      0.15      (0.05)      0.06      (0.07)     (0.10)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.00       0.47       0.32       0.01       0.06       0.30       0.61
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.70)     (0.64)     (0.15)     (0.06)      0.00      (0.37)     (0.71)
  Distributions from net
    realized gain                  0.00      (0.02)      0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.70)     (0.66)     (0.15)     (0.06)      0.00      (0.37)     (0.71)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $15.28     $14.98     $15.17     $10.01     $10.06     $15.17     $15.24
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     6.97%      3.07%    5.65%**      0.10%      0.60%      1.95%      4.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $14,458    $13,600     $7,457       $119         $0     $7,354     $7,132
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.35%      0.27%      0.25%      1.10%      0.00%      0.35%      0.36%
  Ratio of net investment
    income to average net
    assets                        4.59%      4.29%      3.88%      3.80%      1.83%      4.82%      4.66%
Portfolio turnover                  23%        19%        18%        86%        73%        86%        73%
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.51%      1.58%      1.99%     13.74%      0.00%      2.03%      1.45%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        3.43%      2.99%      2.14%      (8.84)%     1.83%     3.14%      3.57%
---------------------------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE QUALITY TAX-EXEMPT INCOME FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS ON JANUARY 15, 1993 UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON JANUARY 15, 1993.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 OREGON TAX-FREE FUND (1)
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX                  FOUR
                                                             MONTHS       YEAR     MONTHS
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,  SEPT. 30,
                                                               1997       1996   1995 (2)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $16.42     $16.38     $16.47
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.37       0.79       0.28
  Net realized and unrealized gain (loss) on investments      (0.10)      0.04      (0.08)
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.27       0.83       0.20
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.37)     (0.79)     (0.29)
  Distributions from net realized gain                        (0.03)      0.00       0.00
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.40)     (0.79)     (0.29)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $16.29     $16.42     $16.38
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 1.65%      5.03%    3.67%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                          $30,635    $33,676    $50,077
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     0.60%      0.85%      0.70%
  Ratio of net investment income to average net assets        4.52%      4.87%      5.01%
Portfolio turnover                                              90%        27%        57%
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.31%      1.15%      1.01%
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                3.81%      4.57%      4.70%
-----------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

---------------------
70

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                    OREGON TAX-FREE FUND (1) (CONT.)
                              --------------------------------------------------------------------------------------
                                                                                       CLASS B   INSTITUTIONAL CLASS
                                                         CLASS A (CONT.)  --------------------  --------------------
                              ------------------------------------------        SIX                   SIX
                                   YEAR       YEAR       YEAR       YEAR     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                MAY 31,    MAY 31,    MAY 31,    MAY 31,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1995       1994       1993       1992       1997   1996 (3)       1997   1996 (4)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $16.17     $16.79     $16.07     $15.74     $10.07     $10.00     $16.42     $16.38
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.82       0.84       0.86       0.91       0.17       0.00       0.39       0.72
  Net realized and
    unrealized gain (loss)
    on investments                 0.39      (0.43)      0.76       0.38      (0.05)      0.07      (0.11)      0.04
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.21       0.41       1.62       1.29       0.12       0.07       0.28       0.76
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.87)     (0.82)     (0.86)     (0.92)     (0.17)      0.00      (0.39)     (0.72)
  Distributions from net
    realized gain                 (0.04)     (0.21)     (0.04)     (0.04)     (0.02)      0.00      (0.03)      0.00
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.91)     (1.03)     (0.90)     (0.96)     (0.19)      0.00      (0.42)     (0.72)
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $16.47     $16.17     $16.79     $16.07     $10.00     $10.07     $16.28     $16.42
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     7.92%      2.33%     10.36%      8.45%      1.17%      0.70%      1.69%      5.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $52,245    $53,846    $45,435    $25,002       $287         $0     $8,175     $8,512
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.70%      0.62%      0.60%      0.60%      1.30%      0.00%      0.40%      0.63%
  Ratio of net investment
    income to average net
    assets                        5.19%      4.90%      5.34%      5.81%      3.23%      1.83%      4.72%      4.41%
Portfolio turnover                  15%        22%         6%        17%        90%        27%        90%        27%
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        0.90%      0.84%      0.91%      0.98%      2.15%      0.00%      1.24%      0.93%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.99%      4.68%      5.03%      5.43%      2.38%      1.83%      3.88%      4.11%
--------------------------------------------------------------------------------------------------------------------

 **  ANNUALIZED
(1) THE FUND OPERATED AS THE OREGON TAX-EXEMPT FUND OF WESTCORE TRUST AND WAS ADVISED BY FIRST INTERSTATE BANK OF OREGON, N.A. FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF PACIFICA FUNDS TRUST ON OCTOBER 1, 1995, WHEN FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM") ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE SEPTEMBER 6, 1996 REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED AS WELLS FARGO INVESTMENT MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MAY 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers the following nineteen separate diversified funds: the Aggressive Growth, Asset Allocation, Balanced, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Growth and Income, Government Money Market Mutual, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual, and U.S. Government Allocation Funds; and five non-diversified funds: the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, and Oregon Tax-Free Funds. These financial statements represent the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, and Oregon Tax-Free Funds (the "Funds").

The Company changed its fiscal year-end from September 30 to March 31.

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Arizona Tax-Exempt, National Tax-Exempt, and Oregon Tax-Exempt Funds (previously, the Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds of Westcore Trust), respectively (collectively, the "Predecessor Funds"). Additionally, the Stagecoach California Tax-Free Bond and California Tax-Free Income Funds acquired all of the assets and assumed all of the liabilities of the Pacifica California Tax-Exempt and California Short-Term Tax-Exempt Funds, respectively. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund.

All performance and financial data presented in this annual report for the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds for periods prior to September 6, 1996, refers to the Predecessor Funds.

Each of the Funds presented in this book, with the exception of the California Tax-Free Income Fund, offers Class A, Class B, and Institutional Class shares.

---------------------
72

                                                   NOTES TO FINANCIAL STATEMENTS
The California Tax-Free Income Fund offers Class A and Institutional Class shares. The three classes of shares differ principally in the applicable sales charges, shareholder servicing fees, transfer agency fees and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. government obligations are valued at the reported bid prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures approved by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Funds are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provision applicable to regulated investment companies, as defined in the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996. The following funds had net capital loss carryforwards at December 31, 1996:

                                                                           CAPITAL
                                                                 YEAR         LOSS
FUND                                                          EXPIRES  CARRYFORWARD
----------------------------------------------------------------------------------
California Tax-Free Bond Fund                                    2002   $1,585,509
                                                                 2003     478,564
California Tax-Free Income Fund                                  2002      29,650
                                                                 2003      87,402
National Tax-Free Fund                                           2003      30,982

The capital loss carryforwards shown above include carryforwards from Pacifica Funds which were merged into the Funds. The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. Thus, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the

---------------------
74

                                                   NOTES TO FINANCIAL STATEMENTS
extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with the organization and initial registration of the Funds and/or classes of shares. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with each of the Funds, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the average daily net assets of each Fund.

For the period from October 1, 1995 to March 31, 1996, the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds were advised by First Interstate Capital Management, Inc. ("FICM"). Pursuant to the advisory contracts, the Funds paid an advisory fee at an annual rate of 0.50%. On April 1, 1996, First Interstate Bancorp ("FIB") was merged with and into Wells Fargo & Company ("Wells Fargo"); and FICM and First Interstate Bank of California ("FICAL") became indirect wholly-owned subsidiaries of Wells Fargo. In connection with this merger, FICM changed its name to Wells Fargo Investment Management, Inc. ("WFIM"). For the period from April 1, 1996 to September 5, 1996, such advisory fees were paid to WFIM.

The Company has entered into contracts with WFB on behalf of the Funds whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million.

For the period from October 1, 1995 to March 31, 1996, FICAL served as the custodian for the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds. Pursuant to the contracts, the Funds paid a custodian fee based on net assets and certain transaction charges. For the period from April 1, 1996 to September 5, 1996, such custodian fees were paid to WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and B shares of the Arizona Tax-Free, California Tax Free Bond, National Tax-Free, and Oregon Tax-Free Funds, 0.14% of the average daily net assets of the Class A shares of the California Tax-Free Income Fund and 0.06% of the average daily net assets of the Institutional Class shares of the Funds. Prior to February 1, 1997, under the contracts with the California Tax-Free Bond and California Tax Free Income Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund were less than $20 million. For as long as the assets remained less than $20 million, a Fund would not be charged any transfer agency fees by WFB. Prior to February 1, 1997, under the contract with the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds, WFB was entitled to be paid a fee at the annual rate of 0.07% of the average daily net assets of each Fund.

For the period from October 1, 1995 to September 5, 1996, the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds retained Furman Selz LLC ("Furman Selz") to provide personnel and facilities to perform shareholder servicing, transfer agency related services and portfolio accounting.

The transfer agency fees for the Funds for the six months ended March 31, 1997, were as follows:

                                                                                TRANSFER AGENCY
                                                         TRANSFER     TRANSFER             FEES
                                                      AGENCY FEES  AGENCY FEES    INSTITUTIONAL
FUND                                                      CLASS A      CLASS B            CLASS
-----------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                                  $    2,865   $       49     $      5,074
California Tax-Free Bond Fund                             110,388       17,031           24,938
California Tax-Free Income Fund                            29,896          N/A            2,038
National Tax-Free Fund                                      2,181           23            2,471
Oregon Tax-Free Fund                                       15,161           62            2,794

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to an annual fee for providing shareholder services of 0.30% of the average daily net assets attributable to the Class A and Class B shares of the California Tax-Free Bond Fund and the Class A shares of the California Tax-Free Income Fund, 0.25% of the average daily net assets attributable to the Institutional Class shares of the California Tax-Free Bond and California Tax-Free Income Funds, and 0.25% of the average daily net assets of each class of the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds.

For the period from October 1, 1995 to September 5, 1996, various banks, trust companies, broker-dealers or other finan-

---------------------
76

                                                   NOTES TO FINANCIAL STATEMENTS
cial organizations (collectively, "Service Organizations") also provided administrative services for the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds, such as maintaining shareholder accounts and records. The Funds paid fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organization had a servicing relationship. During that period, FIB was the only service organization to receive payments.

The shareholder servicing fees for the Funds for the six months ended March 31, 1997, were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                               $     7,914    $      101     $     18,953
California Tax-Free Bond Fund                           438,005        65,590          127,063
California Tax-Free Income Fund                         115,476           N/A            9,816
National Tax-Free Fund                                    5,840            42            9,257
Oregon Tax-Free Fund                                     40,864           127           10,396

The shareholder servicing fees for the Funds for the periods ended September 30, 1996, were as follows:

                                                    SHAREHOLDER   SHAREHOLDER      SHAREHOLDER
                                                      SERVICING     SERVICING   SERVICING FEES
                                                           FEES          FEES    INSTITUTIONAL
FUND                                                    CLASS A       CLASS B            CLASS
----------------------------------------------------------------------------------------------
Arizona Tax-Free Fund*                              $       429    $        0     $      2,319
California Tax-Free Bond Fund**                         638,962        77,763           35,844
California Tax-Free Income Fund**                       182,151           N/A            1,411
National Tax-Free Fund*                                     730             0            1,072
Oregon Tax-Free Fund*                                    49,136             0            1,295

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

Subject to the overall supervision of the Company's Board of Directors, WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with supervisory, administrative and distribution services. For these administrative services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. Under the previous agreements, Stephens was entitled to receive a monthly fee at the annual rate of 0.03% of the average daily net assets of the California Tax-Free Bond and California Tax-Free Income Funds, and 0.05% of the

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
average daily net assets of the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds.

For the period from October 1, 1995 to November 15, 1995, ALPS Mutual Fund Services, Inc. ("ALPS") served as the administrator for the Oregon Tax-Free Fund. ALPS was entitled to receive administrative fees at an annual rate of 0.05% of the average daily net assets of the Fund. For the period from November 16, 1995 to September 5, 1996 for the Oregon Tax-Free Fund, and for the period from October 1, 1995 to September 5, 1996 for the Arizona Tax-Free and National Tax-Free Funds, Furman Selz provided administrative services for the operation of each Fund. As compensation for such services, each Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of the average daily net assets of each Fund.

The Company has adopted separate Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A and Class B shares of the Funds.

The Distribution Plans for Class A shares of the Funds provide that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of such Fund's Class A shares' average daily net assets. Each of the Funds may participate in joint distribution activities with other funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

For the period from October 1, 1995 to September 5, 1996, the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds adopted a non-compensatory Distribution Plan and Agreement (the "Plan") for the Class A shares. The Plan provided for payments by each Fund for actual expenses incurred, not to exceed 0.50% of the average daily net assets of the Class A shares of the Fund. Pacifica Funds Distributor Inc., an affiliate of Furman Selz, acted as Distributor during such period.

The separate Class B Distribution Plans for the Funds provide that the Funds may pay for distribution-related services, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to Class B shares of the Arizona Tax-Free, National Tax-Free, and Oregon Tax-Free Funds and up to 0.70% of the average daily net assets attributable to Class B shares of the California Tax-Free Bond Fund.

---------------------
78

                                                   NOTES TO FINANCIAL STATEMENTS

The Distribution Plan expenses for Class A and Class B shares of the Funds for the six months ended March 31, 1997, were as follows:

                                                                          DISTRIBUTION DISTRIBUTION
                                                                                FEES        FEES
FUND                                                                         CLASS A     CLASS B
------------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                                                      $   1,583   $     304
California Tax-Free Bond Fund                                                 72,994     153,111
California Tax-Free Income Fund                                               19,246         N/A
National Tax-Free Fund                                                         1,167         125
Oregon Tax-Free Fund                                                           8,172         381

The Distribution Plan expenses for Class A and Class B shares of the Funds for the period ended September 30, 1996, were as follows:

                                                                          DISTRIBUTION DISTRIBUTION
                                                                                FEES        FEES
FUND                                                                         CLASS A     CLASS B
------------------------------------------------------------------------------------------------
Arizona Tax-Free Fund*                                                     $  20,787   $       0
California Tax-Free Bond Fund**                                              106,757     181,578
California Tax-Free Income Fund**                                             30,358         N/A
National Tax-Free Fund*                                                          146           0
Oregon Tax-Free Fund*                                                          1,013           0

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

FEES WAIVED AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statements of Operations for the six months ended March 31, 1997, were waived and/or reimbursed by WFB. The following amounts of fees were waived for the periods ended September 30, 1996:

                                                     FEES WAIVED    FEES WAIVED    FEES WAIVED
                                                              BY             BY             BY
FUND                                                 FURMAN SELZ           FICM            WFB
----------------------------------------------------------------------------------------------
Arizona Tax-Free Fund*                              $     10,207    $    61,642   $    100,810
California Tax-Free Bond Fund**                              N/A            N/A        921,858
California Tax-Free Income Fund**                            N/A            N/A        299,200
National Tax-Free Fund*                                    5,380         35,773        100,870
Oregon Tax-Free Fund*                                     17,017         57,377         65,566

 * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens have agreed to waive or reimburse all or a portion of the respective fees charged to, or expenses paid by, each Fund to ensure that the total operating expenses do not exceed, on an annual basis, 0.60%, 0.68%, 0.65%, 0.35% and 0.60% of the average daily net assets of Class A shares and 0.40%, 0.63%, 0.60%, 0.35% and 0.40% of the Institutional Class shares of the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, National Tax-Free, and Oregon Tax-Free Funds, respectively, through August 31, 1997.

Certain officers and directors of the Company are also officers of Stephens. As of March 31,1997, Stephens owned 7 shares of the Arizona Tax-Free, 6,747 shares of the California Tax-Free Bond, 11,810 shares of the California Tax-Free Income, 6 shares of the National Tax-Free and 6 shares of the Oregon Tax-Free Funds.

Stephens has retained $1,960,806 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,938,506 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the six months ended March 31, 1997, were as follows:

                                              ARIZONA   CALIFORNIA   CALIFORNIA     NATIONAL       OREGON
AGGREGATE PURCHASES                          TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE
 AND SALES                                       FUND    BOND FUND  INCOME FUND         FUND         FUND
---------------------------------------------------------------------------------------------------------
Total purchases at cost                   $34,344,450  $16,972,840  $11,454,947  $21,933,725  $73,206,408
Total sales proceeds                       15,909,019   29,059,996   27,057,982   10,272,695   35,712,514

---------------------
80

                                                   NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 1997, there were 91 billion shares of $0.001 par value capital stock authorized by the Company. At March 31, 1997, each Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares. Capital share transactions for the Funds were as follows:

                                                                        ARIZONA TAX-FREE FUND
                                          ---------------------------------------------------

                                                                         FOR THE
                                           FOR THE SIX      FOR THE  FOUR MONTHS      FOR THE
                                          MONTHS ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                             MARCH 31,    SEPT. 30,    SEPT. 30,      MAY 31,
                                                  1997         1996         1995         1995
---------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         8,351      115,400      146,719      597,182
  Shares issued in reinvestment of
    dividends -- Class A                        10,155       31,157        9,677       27,333
  Shares redeemed -- Class A                  (170,242)  (1,743,227)    (160,074)    (722,419)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                       (151,736)  (1,596,670)      (3,678)     (97,904)
  Shares sold -- Class B                        17,936        1,999          N/A          N/A
  Shares issued in reinvestment of
    dividends -- Class B                            88            0          N/A          N/A
  Shares redeemed -- Class B                    (1,997)           0          N/A          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                         16,027        1,999          N/A          N/A
  Shares sold -- Institutional Class            75,496    1,818,383          N/A          N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class               111          584          N/A          N/A
  Shares redeemed -- Institutional Class      (192,725)    (327,320)         N/A          N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS           (117,118)   1,491,647          N/A          N/A

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                               CALIFORNIA TAX-FREE BOND FUND
                                         -----------------------------------
                                            FOR THE      FOR THE
                                                SIX         NINE
                                             MONTHS       MONTHS     FOR THE
                                              ENDED        ENDED  YEAR ENDED
                                          MARCH 31,    SEPT. 30,    DEC. 31,
                                               1997     1996 (1)        1995
----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                  1,057,092    6,024,391   3,122,899
  Shares issued in reinvestment of
    dividends -- Class A                    453,949      685,330   1,007,045
  Shares redeemed -- Class A             (3,229,101)  (5,635,998) (8,380,512)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                  (1,718,060)   1,073,723  (4,250,568)
  Shares sold -- Class B                    879,927    1,559,230   2,411,791
  Shares issued in reinvestment of
    dividends -- Class B                     63,451       73,909      28,834
  Shares redeemed -- Class B               (278,515)    (372,322)    (51,005)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                     664,863    1,260,817   2,389,620
  Shares sold -- Institutional Class        231,443   10,233,225         N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class         17,209           39         N/A
  Shares redeemed -- Institutional
    Class                                (1,263,973)    (338,844)        N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS      (1,015,321)   9,894,420         N/A

(1) "SHARES SOLD" INCLUDES 3,249,037 FOR CLASS A AND 10,183,266 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA CALIFORNIA TAX-EXEMPT FUND.

                                                    CALIFORNIA TAX-FREE INCOME FUND
                                             --------------------------------------
                                                                            FOR THE
                                               FOR THE SIX  FOR THE NINE       YEAR
                                              MONTHS ENDED  MONTHS ENDED      ENDED
                                                 MARCH 31,     SEPT. 30,   DEC. 31,
                                                      1997      1996 (2)       1995
-----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         1,071,029     4,281,601  5,048,517
  Shares issued in reinvestment of
    dividends -- Class A                           121,088       199,260    159,491
  Shares redeemed -- Class A                    (2,630,399)   (3,992,269) (2,650,715)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                         (1,438,282)      488,592  2,557,293
  Shares sold -- Institutional Class                45,913     1,002,052        N/A
  Shares issued in reinvestment of
    dividends -- Institutional Class                 2,624             0        N/A
  Shares redeemed -- Institutional Class          (346,660)       (5,243)       N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL CLASS               (298,123)      996,809        N/A

 (2) "SHARES SOLD" INCLUDES 488,921 FOR CLASS A AND 963,872 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA SHORT-TERM CALIFORNIA TAX-EXEMPT FUND.

---------------------
82

                                                   NOTES TO FINANCIAL STATEMENTS

                                                             NATIONAL TAX-FREE FUND
                                    -----------------------------------------------
                                                                 FOR THE
                                    FOR THE SIX                     FOUR    FOR THE
                                         MONTHS     FOR THE       MONTHS       YEAR
                                          ENDED  YEAR ENDED        ENDED      ENDED
                                      MARCH 31,   SEPT. 30,    SEPT. 30,    MAY 31,
                                           1997        1996         1995       1995
-----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                 12,514      16,315       40,810    385,307
  Shares issued in reinvestment of
    dividends -- Class A                  5,388      12,154        7,417     19,534
  Shares redeemed -- Class A            (36,331)   (644,452)     (61,901)  (366,565)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS A                 (18,429)   (615,983)     (13,674)    38,276
  Shares sold -- Class B                 14,844           3          N/A        N/A
  Shares issued in reinvestment of
    dividends -- Class B                     16           0          N/A        N/A
  Shares redeemed -- Class B             (2,938)          0          N/A        N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- CLASS B                  11,922           3          N/A        N/A
  Shares sold -- Institutional
    Class                                80,275     603,337          N/A        N/A
  Shares issued in reinvestment of
    dividends -- Institutional
    Class                                 3,930       6,841          N/A        N/A
  Shares redeemed -- Institutional
    Class                               (67,239)   (142,281)         N/A        N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING -- INSTITUTIONAL
 CLASS                                   16,966     467,897          N/A        N/A

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                         OREGON TAX-FREE FUND
                                ---------------------------------------------
                                   FOR THE                 FOR THE
                                       SIX    FOR THE         FOUR    FOR THE
                                    MONTHS       YEAR       MONTHS       YEAR
                                     ENDED      ENDED        ENDED      ENDED
                                 MARCH 31,  SEPT. 30,    SEPT. 30,    MAY 31,
                                      1997       1996         1995       1995
-----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A            42,353     80,771      84,114     360,914
  Shares issued in
    reinvestment of dividends
    -- Class A                      36,482     71,455      32,705     116,237
  Shares redeemed -- Class A      (248,818) (1,158,830)   (231,037)  (636,342)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING -- CLASS A    (169,983) (1,006,604)   (114,218)  (159,191)
  Shares sold -- Class B            28,610          3         N/A         N/A
  Shares issued in
    reinvestment of dividends
    -- Class B                          99          0         N/A         N/A
  Shares redeemed -- Class B             0          0         N/A         N/A
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING -- CLASS B      28,709          3         N/A         N/A
  Shares sold -- Institutional
    Class                           44,591    633,826         N/A         N/A
  Shares issued in
    reinvestment of dividends
    -- Institutional Class           2,838      4,545         N/A         N/A
  Shares redeemed --
    Institutional Class            (63,838)  (119,874)        N/A         N/A
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING --
 INSTITUTIONAL CLASS               (16,409)   518,497         N/A         N/A

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84

                                                    INDEPENDENT AUDITORS' REPORT
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Arizona Tax-Free Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, National Tax-Free Fund and Oregon Tax-Free Fund (five of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1997, and the related statements of operations for the six months ended March 31, 1997, and for the Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund for the year ended September 30, 1996, and for the California Tax-Free Bond Fund and California Tax-Free Income Fund for the nine months ended September 30, 1996, the statements of changes in net assets of the Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund for the six months ended March 31, 1997, and the year ended September 30, 1996, and for the California Tax-Free Bond Fund and California Tax-Free Income Fund for the six months ended March 31, 1997, the nine months ended September 30, 1996, and the year ended December 31, 1995, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Arizona Tax-Free Fund, National Tax-Free Fund and the Oregon Tax-Free Fund, all years or periods indicated in the accompanying financial statements and financial highlights ending prior to October 1, 1995, were audited by other auditors whose report dated November 3, 1995, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]
SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

                                                           ---------------------

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
86

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SCF 074 (5/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1997 Stagecoach Funds